WEISS, PECK & GREER

                                  MUTUAL FUNDS

                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                                WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                         WPG GOVERNMENT SECURITIES FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND




                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800-223-3332

WEISS, PECK & GREER MUTUAL FUNDS

TABLE OF CONTENTS



         Chairman's Letter .........................................   2
         Major Portfolio Changes - Equity Funds ....................   4
         Average Annual Total Returns ..............................   5
         Ten Largest Holdings ......................................  10
         Schedules of Investments:
             WPG Tudor Fund ........................................  12
             WPG Growth and Income Fund ............................  14
             WPG Growth Fund .......................................  16
             WPG Quantitative Equity Fund ..........................  18
             Weiss, Peck & Greer International Fund ................  19
             WPG Government Securities Fund ........................  22
             WPG Intermediate Municipal Bond Fund ..................  23
             WPG Government Money Market Fund ......................  27
             WPG Tax Free Money Market Fund ........................  27
         Statements of Assets and Liabilities ......................  34
         Statements of Operations ..................................  36
         Statements of Changes in Net Assets .......................  38
         Notes to Financial Statements .............................  40
         Financial Highlights ......................................  48


  GROWTH
  OBJECTIVE: Maximum capital appreciation (intended primarily for institutional investors).

  INTERNATIONAL
  OBJECTIVE: Long-term growth of capital.

  TUDOR
  OBJECTIVE: Capital appreciation.

  GROWTH AND INCOME
  OBJECTIVE: Long-term growth of capital and current income.

  QUANTITATIVE EQUITY
  OBJECTIVE: Seeks to provide investment results that exceed the S & P 500.

  INTERMEDIATE MUNICIPAL BOND
  OBJECTIVE: High current income consistent with relative stability of principal
             Exempt from Federal Income Tax.

  GOVERNMENT SECURITIES
  OBJECTIVE: Current income.

* TAX FREE MONEY MARKET
  OBJECTIVE: Maximize current income with preservation of capital and liquidity.
             Exempt from Federal Income Tax.

* GOVERNMENT MONEY MARKET
  OBJECTIVE: Maximize current income with preservation of capital and liquidity.

* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured or guaranteed by the U.S. Government. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.

DEAR SHAREHOLDER:

DOMESTIC MARKETS
----------------

     1997 was an unprecedented year for domestic financial markets. The major stock indices returned over 20% for the third consecutive year, and the yields on long-term U.S. Treasury bonds fell to near record levels, ending the year with a yield of 5.92%.

     The S&P 500 gained 33.4% in 1997, completing a robust three-year period in which it has risen 125.6%. The ten-year performance of the S&P 500 is better than any other 10 year period in history, except for the two that ended in 1958 and 1959. The Dow Jones Industrial Average now has risen for seven consecutive years advancing more than 300%. The Wilshire 5000, a measure of the entire universe of domestic equity issues, rose 29% during 1997. Small stock performance lagged large cap returns, as evidenced by the Lipper Small Cap Index which returned 15.0% for the same time period.

     The stock market was more volatile during 1997 than in 1996. The Federal Reserve Board raised the federal funds rate during March 1997 when concerns arose regarding a strengthening U.S. economy and its effect upon future inflation. This action caused a sharp stock market setback of almost ten percent during early Spring. Cyclical and small cap issues rebounded decisively during the third quarter due to favorable valuations and the increasing confidence of investors regarding the profit outlook.

     Fourth quarter stock performance was dampened during late October when strong financial turmoil in Hong Kong caused world markets to correct. This concern spread to Korea and then to Japan, the largest capitalized Asian market. While Asia accounts for only a small proportion of U.S. companies' sales, it is important for most U.S. multinationals. As a result, during the quarter, defensive sectors outperformed. Utility issues and health care companies in particular performed well. Technology stocks and other economically sensitive issues significantly underperformed.

     The real success story of 1997 was that Consumer Price Index inflation fell to 1.7%, the lowest since 1986 when a collapse in oil prices aided that year's report. Energy and food prices helped 1997 results, but even without these two volatile components, prices would have only increased by just 2.2%; the lowest in thirty years. The Producer Price Index was actually negative for the year (-1.2%) and up slightly (+0.1%) when energy and food prices are eliminated. The outlook for 1998 suggests that a low inflation environment should continue.

     As we enter 1998, the lingering Asian financial crisis continues to create investor uncertainty regarding its impact upon the U.S. economy and corporate profits. A widening of our net export deficit will slow domestic economic activity, but inflation should be positively impacted due to lower import pricing. Asia's problems have already influenced domestic monetary policy, causing the Federal Reserve to maintain a steady rate structure. We expect that corporate operating earnings in 1998 will improve modestly, rising 5% to 7%, relative to an estimated increase of over 10% in 1997. High valuations and slower growth may also spur continued high merger activity.

     The 1998 economic environment should be characterized by diminishing growth combined with little corporate pricing power. Equity securities that exhibit steady, consistent earnings results should outperform.

     History suggests that after three years of spectacular stock market gains, 1998 most likely will show lower returns combined with continued high volatility. In this environment, stock selection will be increasingly important, and hence, our focus will be on companies that meet our overall investment profile and provide the greatest potential for long-term growth.

     The fixed income markets responded favorably to the decline in inflation, following a first quarter scare due to strong growth and fears of intensifying wage pressures. Lower levels of Treasury issuance due to a dramatic decline in the budget deficit also had a positive impact on performance. In the fourth quarter, however financial difficulties in Asia clearly dominated the fixed income markets. The resulting higher level of global economic uncertainty drove yields lower and caused corporate bonds to underperform Treasury securities. In spite of lower yields, mortgage securities performed well in 1997, as high credit quality and incremental yield remained in demand.

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INTERNATIONAL MARKETS
---------------------

     1997 was a year of mixed fortunes in financial markets. Against the background of buoyant bond markets and strong gains on Wall Street, equity prices surged higher in Europe and the UK but suffered steep declines in Asia and Japan.

     The international story of the year was the gathering crisis in the Far East. Problems relating to international indebtedness and budget and current account worries seemed initially to be containable but investor worries reverberated through the region. One country after another suffered steep declines in both currency exchange rates and stock markets - a modern day domino effect. Concern turned to fear and it was clear that there was no place to hide in the region. Even Japan, which showed evidence of having broken out of economic lethargy, disappointed yet again.

     Fortunately, however, the economic and political environment in Europe and the UK was positive for equities. The UK economy was very strong throughout 1997. Corporate activity was also a feature of the year, not just with merger and acquisition activity but also with companies returning capital to shareholders. The strength of sterling benefited U.S. dollar returns from UK investments. On the continent of Europe, there was a growing confidence that economic activity was improving and there was a well entrenched belief that European Economic and Monetary Union (EMU) would start on time in 1999.

     Looking ahead, the uncertainties in Asia and Japan persist. IMF help has been sought by several Asian countries and there has been a plethora of announcements relating to budget spending controls, reforms and restructuring. Similarly, in Japan there are still problems in the banking sector and the economy's progress is hard to assess. In the UK, we anticipate that growth will slow and eventually interest rates will fall again, but an economic downturn is not expected. Growth in Europe could improve marginally on 1997 levels and we anticipate that EMU factors will continue to sustain investor confidence.

     At Weiss, Peck & Greer, we continue to direct our efforts to identify investments that will enable our shareholders to achieve their long term goals.


                                         Sincerely,


                                         /s/ Roger J. Weiss
                                         Roger J. Weiss
                                         Chairman of the Board
                                         January 20, 1998

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WEISS, PECK & GREER MUTUAL FUNDS

MAJOR PORTFOLIO CHANGES - EQUITY FUNDS - QUARTER ENDING DECEMBER 31, 1997
                                         UNAUDITED




TUDOR                                   GROWTH AND INCOME

ADDITIONS                               ADDITIONS
---------                               ---------


ADVO Inc.                               Cisco Systems Inc.
Affiliated Managers Group               Conseco Inc. Preferred Stock 7.000%
Corrections Corp of America             Entertainment Properties Trust
Movado Group Inc.                       Ericsson L M Telephone Co. ADR Cl B
PETsMART Inc. Convertible Bond          Philip Services Corp.
  6.750% Due 11/1/04                    SAFECO Corp.
Rational Software Corp.
RSL Communications Ltd. Cl A
Staten Island Bancorp Inc.
Vencor Inc.
Washington Federal Inc.

DELETIONS                               DELETIONS
---------                               ---------

ESC Medical Systems Ltd.                Amerada Hess Corp.
EVI Inc.                                Colgate - Palmolive Co.
Globalstar Telecommunications Ltd.      Crescent Operating Inc.
Hyperion Software Corp.                 Dura Pharmaceuticals Convertible Bond
Just for Feet Inc.                        3.500% Due 7/15/02
Omnicare Care                           Gables Residential Trust
Papa John's International Inc.          Hercules Inc.
PETsMART Inc.                           Intel Corp.
Templeton Dragon Fund                   Motorola Inc.
Whole Foods Market Inc.                 Pharmacia & Upjohn Inc.

GROWTH                                  INTERNATIONAL

ADDITIONS                               ADDITIONS
---------                               ---------
ADVO Inc.                               Brambles Industries Ltd.
Affiliated Managers Group               Diageo PLC
Corrections Corp of America             Endesa SA
Emcor Group Inc.                        Mabuchi Motor Co.,Ltd.
Flexinternational Software              Nintendo Co.,Ltd.
KTI Inc.                                Sun Hung Kai Properties
Rational Software Corp.                 Total SA Cl B
Staten Island Bancorp Inc.              TTB Finance Cayman Convertible Bond
Washington Federal Inc.                   0.750% Due 9/29/49


DELETIONS                               DELETIONS
---------                               ---------
Aspect Telecommunications               Australia & New Zealand Bank Group
ESC Medical Systems Ltd.                Banque Nationale De Paris
Globalstar Telecommunications Ltd.      CSR
Hyperion Software Corp.                 Dai Ichi Kangyo Bank
Intermedia Communications Inc.          Dao Heng Bank Group
P - COM Inc.                            Hitachi Ltd.
Papa John's International Inc.          Iberdrola SA
Qualcomm Inc.                           Imperial Tobacco
Templeton Dragon Fund                   Mitsubishi Trust & Banking
Whole Foods Market Inc.                 Yokogawa Electric Corp.

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WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN


TUDOR FUND

The Fund underperformed its benchmarks for the year ended December 31, 1997 as a result of unfavorable stock selection and an overweighting in the biotechnology, technology, telecommunications and retail sectors. This was partially offset by outperformance in the energy, financial and manufacturing sectors.

Adam Starr took over as portfolio manager for Melville Straus on December 17, 1997. Mr. Starr is in the process of reshaping the Fund's portfolio, concentrating on companies which he feels have the best fundamental investment prospects. Mr. Starr hopes to achieve more stability in returns of the Fund going forward.


[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Tudor Fund and the Russell 2500 Growth Index and the Lipper Capital Appreciation Index for the periods from January 1988 through December 31,1997.


TUDOR FUND

                     TUDOR                 RUSSELL                LIPPER
                     -----                 -------                ------
1/1/88               10,000                10,000                 10,000
12/88                11,514                11,690                 11,285
12/89                14,397                14,555                 14,479
12/90                13,653                12,779                 13,352
12/91                19,908                19,811                 18,367
12/92                20,928                20,958                 19,756
12/93                23,728                23,502                 22,867
12/94                21,400                23,201                 22,305
12/95                30,213                30,983                 29,351
12/96                35,899                35,652                 33,739
12/97                39,887                40,914                 40,440





                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)


                                     1 year     5 years   10 years
                                     ------     -------   --------
TUDOR ...........................     11.11%    13.77%     14.84%

Russell 2500 Growth Index .......     14.76%    14.32%     15.13%
Lipper Cap Appreciation Index ...     19.86%    15.40%     14.99%



GROWTH AND INCOME FUND

The one year return of the Growth & Income Fund for 1997 was among the highest in the history of the Fund. The Fund outperformed the Lipper Growth & Income Average by over 9%. The Fund's annualized three year return of 31% outpaces the Lipper Growth & Income Average by over 4% per year. Financial, consumer cyclical and health care sectors led Fund performance during the year. American Express, Bank of New York, Federal National Mortgage Association and Travelers Group Inc. paced the financial sector, each increasing by over 50%. Bristol - Myers Squibb, Eli Lilly, Pfizer and Schering Plough were all up by more than 70% last year. Home Depot and Carnival Cruise Line were leading performers among several consumer cyclical holdings. The outlook for large cap investing continues to be positive. Slower economic growth in 1998 and continued pricing pressures will tend to favor large companies.

[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Growth and Income Fund and the Lipper Growth & Income Funds Average for the periods of January 1988 through December 31, 1997.

GROWTH & INCOME FUND

                   G&I               S&P                   LIPPER
                   ---               ---                   ------
1/1/88             10,000            10,000                10,000
12/88              10,947            11,661                11,625
12/89              13,973            15,356                14,403
12/90              12,525            10,581                13,787
12/91              17,625            13,804                17,832
12/92              20,058            14,856                19,481
12/93              21,971            16,354                21,858
12/94              20,772            16,570                21,696
12/95              25,570            22,797                28,494
12/96              34,303            28,031                34,498
12/97              46,744            52,369                43,266






                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)


                                     1 year     5 years   10 years
                                     ------     -------   --------
GROWTH AND INCOME                    36.27%      18.44%    16.67%

S&P 500 Stock Index                  33.36%      20.27%    18.05%
Lipper Growth & Income
  Funds Average                      27.14%      17.63%    15.86%

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WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN



GROWTH FUND

The Fund underperformed its benchmarks for the year ended December 31, 1997 as a result of unfavorable stock selection and an overweighting in the biotechnology, computer equipment and services, telecommunications and retail sectors. This was partially offset by outperformance in the energy, financial, business services and leisure sectors.

Adam Starr took over as portfolio manager for Melville Straus on December 17, 1997. Mr. Starr is in the process of reshaping the Fund's portfolio, concentrating on companies which he feels have the best fundamental investment prospects. Mr. Starr hopes to achieve more stability in returns of the Fund going forward.

[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Growth Fund and the Wilshire Small Co. Growth Index, the Lipper Small Cap Index and the Russell 2000 Growth Index for the periods of January 198 through December 31, 1997.

GROWTH FUND

               GROWTH           WILSHIRE          LIPPER            RUSSELL
               ------           --------          ------            -------
1/1/88         250,000          250,000           250,000           250,000
12/88          278,525          298,250           300,850           300,925
12/89          347,794          354,649           364,209           361,622
12/90          303,277          287,195           314,021           296,663
12/91          475,568          450,321           488,415           451,549
12/92          505,386          509,764           518,581           486,634
12/93          580,486          601,419           606,353           551,649
12/94          499,044          604,667           603,442           538,244
12/95          697,264          817,449           794,251           705,314
12/96          822,702          930,911           908,385           784,733
12/97          902,258        1,078,461         1,045,097           886,356


                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)

                                     1 year   5 years  10 years
                                     ------   -------  --------
GROWTH ..........................     9.67%   12.29%   13.70%

Wilshire Small Co. Growth Index..    15.85%   16.17%   15.74%
Lipper Small Cap Index ..........    15.05%   15.04%   15.38%
Russell 2000 Growth Index .......    12.95%   12.74%   13.49%






QUANTITATIVE EQUITY FUND

The Fund lagged its benchmark in 1997. This was due to the risk adverse nature of the Fund and sector weightings that have differed from the benchmark. While still maintaining its risk features, the sector weightings were reallocated during the year so that they are now more in line with the benchmark of the S&P
500. As we move into 1998, we believe that the Fund is better positioned to beat the benchmark in either rising or falling market environments.


[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Quantitative Equity Fund and the S&P 500 Index for the periods of January 1993 through December 31, 1997.

QUANTITATIVE EQUITY FUND

                        QUANTITATIVE
                           EQUITY                     S&P
                           ------                     ---
1/93                       10,000                    10,000
12/93                      11,390                    11,008
12/94                      11,429                    11,153
12/95                      15,242                    15,345
12/96                      18,064                    18,868
12/97                      22,665                    25,162



                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)

                              1 year         5 years+
                              ------         -------
QUANTITATIVE EQUITY ........  25.47%         17.78%

S&P 500 Stock Index ........  33.36%         20.27%

+ Commencement of operations 1/1/93

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WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN


INTERNATIONAL FUND

1997 was a year of mixed fortunes in financial markets. Against the background of buoyant bond markets and strong gains on Wall Street, equity prices surged higher in Europe and the UK but suffered steep declines in Asia and Japan. Asset allocation in the Fund was adjusted to take advantage of this disparate market performance with holdings in the Far East reduced and holdings in Europe and the UK increased. As a result, the Fund returned 2.90% for the year ended December 31,1997 versus a return of 2.06% for the EAFE Index.


[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the International Fund and the EAFE for the periods of June 1989 through December 31, 1997.

INTERNATIONAL FUND

                           INTERNATIONAL             EAFE
                           -------------             ----
6/1/89                     10,000                    10,000
12/89                      11,054                    11,567
12/90                      9,415                     8,883
12/91                      9,510                     9,994
12/92                      8,984                     8,810
12/93                      12,329                    11,711
12/94                      11,550                    12,655
12/95                      12,812                    14,117
12/96                      13,406                    15,015
12/97                      13,793                    15,324




                          AVERAGE ANNUAL TOTAL RETURN
                    (for the periods ended December 31,1997)


                                                 since
                              1 year  5 years   inception+
                              ------  -------   ----------

INTERNATIONAL(A) .......      2.89%    8.96%      3.83%

EAFE (Europe, Australia,
  Far East) Index ......      2.06%   11.71%      5.10%

+   Commencement of operations 6/1/89

(A) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee from that date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 12/31/97 and from inception through 12/31/97 would have been lower.



WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN


INTERMEDIATE MUNICIPAL BOND FUND

Municipal yields declined in step with treasuries during 1997. As rates edged downward, yield hungry investors moved cash into lesser grade securities. This phenomenon caused the yield spread between AAA rated securities and BBB rated securities to tighten. These two forces produced relatively strong returns for intermediate term municipal funds.

The Fund benefitted generally from the forces driving its market. Our philosophy of maintaining a neutral exposure to interest rate changes while seeking to uncover value at the security level generated returns in excess of the market. For the year, the total return of the Fund exceeded the return of its Morningstar benchmark by over 0.40% and exceeded its Lipper benchmark by almost 0.70%.

[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Intermediate Municipal Bond Fund and the Lehman 3-10 Year Municipal Bond Index and the Lipper Intermediate Muni Funds Index.

INTERMEDIATE MUNICIPAL BOND

                    MUNI BOND    LEHMAN     LIPPER
                    ---------    ------     ------
7/1/93              10,000       10,000     10,000
12/93               10,348       10,414     10,344
12/94               10,111       10,138     9,970
12/95               11,329       11,536     11,284
12/96               11,805       12,041     11,700
12/97               12,732       12,937     12,538





                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)

                                                   since
                                          1 year inception +
                                          ------ -----------


INTERMEDIATE MUNICIPAL BOND (B) .......    7.85%    5.51%

Lehman Bros. 3-10 yr. Muni Bond Index..    7.44%    5.89%
Lipper Intermediate Muni Funds ........    7.16%    5.27%

+   Commencement of operations 7/1/93
(B) The Adviser waived its fee from inception of the Fund through October 19, 1994 and reimbursed certain other expenses. Had the Adviser not done so, the total return of the Fund for the year ended 12/31/97 and from inception through 12/31/97 would have been lower.

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN

WPG GOVERNMENT SECURITIES FUND

For the year ended December 31, 1997 WPG's Government Securities Fund total return trailed that of the Morningstar General Government Bond Universe and the Lehman Brothers Intermediate Government Mortgage Index. In order to maintain income in a low interest rate environment, the Fund maintained a fairly large allocation in mortgage backed securities during 1997 due to the higher incremental yields versus Treasury securities. This allocation was reduced in the second quarter in response to increased risk due to the declining yield premium versus Treasuries. This strategy has a negative impact on returns relative to our benchmarks as mortgage securities continued to perform well. In the second half of the year, however the value of mortgage backed securities become more attractive versus Treasuries and the allocation was gradually increased to 40% - 50% of the Fund. Yield curve positioning was focused for much of the year on a "bullet" strategy (i.e. maturities centered around the weighted average) due to the overall higher portfolio yield this produced. The Fund did achieve its objective of providing attractive income with a relatively low level of principal risk.

As the new year begins the Fund will shift its focus and strategy to more of a fixed income, total return orientation. This will involve the inclusion of Investment grade and asset backed securities, in addition to Treasury, Agency and Agency Mortgage Securities. In addition, the Fund will seek to outperform on a total return basis a more broad based fixed income benchmark, the Lehman Brothers Aggregate Index. To reflect the more institutional nature of the client base, WPG will voluntarily cap the Fund's expenses ratio at 0.50%. Fund management feels that these changes will make the Fund more competitive and attractive to its shareholders.


[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Government Securities Fund and the Lehman INTMD Government/MBS and the Morningstar General Government Bond Index for the periods of January 1988 through December 31, 1997.

GOVERNMENT SECURITIES FUND

                GOVERNMENT         LEHMAN              MORNINGSTAR
                ----------         ------              -----------
1/1/88           10,000             10,000              10,000
12/88            10,791             10,730              10,655
12/89            12,290             12,204              11,907
12/90            13,389             13,432              12,902
12/91            15,258             15,417              14,698
12/92            16,461             16,489              15,595
12/93            17,936             17,742              16,829
12/94            16,376             17,444              16,241
12/95            18,546             20,130              18,668
12/96            19,260             21,060              19,136
12/97            20,679             22,762              20,637




                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)

                                      1 year  5 years  10 years
                                      ------  -------  --------

GOVERNMENT SECURITIES ..............   7.37%   4.67%    7.54%

Lehman Intermed. Gov./MBS ..........   8.49%   6.74%    8.61%
Morningstar Gen'l Gov. Bond Index ..   7.84%   5.77%    7.51%

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN


Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index and Russell 2500 Growth Index are measurements of changes in stock market conditions based on the average performance of U.S. growth oriented securities with a median market capitalization of approximately $220 million and $1.4 billion, respectively. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. Wilshire Asset Management indices are derived from the largest 2500 of the Wilshire 5000 Stock Index and is a broad based index. The Lehman Brothers Intermediate Government/Mortgage Backed Securities Index is a market weighted blend of all intermediate government issues (3-10 year maturities) and all mortgage securities. The Lehman Brothers Aggregate Index is a market weighted blend of all government issues, mortgage securities and investment grade corporate debt securities. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East.

WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT DECEMBER 31, 1997 *



                                             PERCENT
                                    VALUE     OF NET
TUDOR FUND                         (000'S)    ASSETS
----------                         -------    ------
Solectron Corp ..................   $5,299      3.2%
BE Aerospace Inc ................    4,810      2.9%
Starbucks Corp ..................    3,837      2.3%
Nuevo Energy Corp ...............    3,293      2.0%
PLATINUM Technology Inc .........    3,291      2.0%
Hexcel Corp .....................    3,274      2.0%
Gulf Canada Resources ...........    3,101      1.9%
Amerin Corp .....................    3,052      1.8%
Corrections Corp of America          3,039      1.8%
Hadco Corp ......................    3,009      1.8%
                                     -----      ---
                                   $36,005     21.7%
                                   =======     ====



                                            PERCENT
                                    VALUE    OF NET
GROWTH AND INCOME FUND             (000'S)   ASSETS
----------------------             -------   ------
Lilly (Eli) & Co .................. $4,526     3.9%
American Express Co ...............  4,463     3.8%
Carnival Corp .....................  4,430     3.8%
American International Group Inc. .  4,078     3.5%
Bank of New York Inc ..............  3,758     3.2%
Warner Lambert Co .................  3,720     3.2%
Storage Technology Corp ...........  3,345     2.8%
Travelers Group Inc. ..............  3,233     2.8%
Schlumberger Ltd ..................  3,220     2.7%
Cresent Real Estate Equities Inc ..  3,150     2.7%
                                     -----     ---
                                   $37,923    32.4%
                                   =======    ====




GROWTH FUND
-----------
BE Aerospace Inc ................. $1,150     2.5%
PLATINUM Technology Inc ..........  1,130     2.4%
Corrections Corp of America ......  1,112     2.4%
Gulf Canada Resources ............  1,099     2.4%
Amerin Corp ......................  1,092     2.3%
Nuevo Energy Corp ................  1,019     2.2%
Hexcel Corp ......................    935     2.0%
Hadco Corp .......................    905     1.9%
America West Holdings Corp. Cl B..    885     1.9%
Phycor Inc .......................    877     1.9%
                                      ---     ---
                                  $10,204    21.9%
                                  =======    ====


QUANTITATIVE EQUITY FUND
------------------------
Exxon Corp ...................... $ 3,794       4.0%
General Electric Co .............   2,876       3.0%
Dayton Hudson Corp ..............   2,720       2.8%
Ameritech Corp ..................   2,689       2.8%
Lilly (Eli) & Co ................   2,660       2.8%
International Business Machines
    Corp ........................   2,227       2.3%
Microsoft Corp ..................   2,210       2.3%
BellSouth Corp ..................   2,117       2.2%
Ford Motor Co ...................   1,845       1.9%
Royal Dutch Petroleum Co ADR ....   1,718       1.9%
                                    -----       ---
                                  $24,856      26.0%
                                  =======      ====



INTERNATIONAL FUND
------------------
Viag AG .........................   $288     3.4%
Commerzbank AG ..................    251     2.9%
Novartis AG .....................    250     2.9%
Nestle ..........................    214     2.5%
Preussag AG .....................    206     2.4%
Instituto Nazionale Delle
   Assicurazione ................    199     2.3%
Daimler Benz AG .................    197     2.3%
Eaux (Cie Generale Des) .........    195     2.3%
Nippon Telegraph & Telephone Corp    189     2.2%
Elsevier ........................    181     2.1%
                                     ---     ---
                                  $2,170    25.3%
                                  ======    ====

WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT DECEMBER 31,1997* - CONTINUED


                                                                                PERCENT
                                                                       VALUE    OF NET
GOVERNMENT SECURITIES FUND                                            (000'S)   ASSETS
--------------------------                                            -------   ------

United States Treasury Note 6.500% Due 10/15/06  .................... $27,574     25.4%
Government National Mortgage Association 7.000% Due 1/15/28 .........  14,698     13.6%
Federal National Mortgage Association 7.500% Due 1/1/13-1/1/28 ......  11,555     10.7%
Federal Home Loan Bank Discount Note Due 1/22/98 ....................  11,173     10.3%
Government National Mortgage Association 7.500% Due 9/15/07-8/15/17..   8,433      7.8%
United States Treasury Note 5.750% Due 9/30/99 ......................   7,405      6.8%
United States Treasury Bond 6.375% Due 8/15/27 ......................   6,065      5.6%
United States Treasury Note 6.500% Due 5/31/01 ......................   6,009      5.5%
Federal Home Loan Bank Discount Note Due 1/14/98 ....................   5,858      5.4%
Federal National Mortgage Association 6.500% Due 1/1/13 .............   5,629      5.2%
                                                                     --------     ----
                                                                     $104,399     96.3%
                                                                     ========     ====


INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------
San Antonio Texas Electric & Gas 5.250% Due 2/1/10 ...................  $1,040       4.4%
San Francisco California City & County Refunding Series 1
   (FGIC Insured) 5.000% Due 6/15/10 .................................   1,030       4.4%
Port of Houston Texas General Obligation Bond 5.100% 10/1/11 .........   1,019       4.3%
Cook County Illinois School District No. 99 (FGIC Insured)
  8.500% Due 12/1/01 .................................................   1,011       4.3%
Springfield Illinois Electric Revenue 6.500% Due 3/1/08 ..............     863       3.7%
Lancaster County Pennsylvania General Obligation Bond Series B
(AMBAC Insured) 4.100% Due 11/1/03 ...................................     834       3.6%
Harris County Texas Flood District General Obligation Zero Coupon
  Due 10/1/06 ........................................................     642       2.7%
Oklahoma County Oklahoma Home Finance Authority Single Family
   Refunding Prerefunded Zero Coupon Due 7/1/12 ......................     642       2.7%
Cypress Fairbanks Texas General Obligation Independent School District
   7.300% Due 2/15/07 ................................................     603       2.6%
Surry County North Carolina Pollution Control Finance
  Authority 9.250% Due 12/1/02 .......................................     588       2.5%
                                                                        ------      ----
                                                                        $8,272      35.2%
                                                                        ======      ====

* The composition of the largest securities in each portfolio is subject to change.

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997



NUMBER                                                                   VALUE
OF SHARES         SECURITY                                              (000'S)
---------         --------                                              -------

                                     TUDOR

               COMMON STOCKS (86.1%)
               CAPITAL GOODS
               COMMUNICATIONS (2.2%)
30,000        +Advanced Fibre Communication Inc. ...............         $   874
20,000        +Aspect Telecommunications ........................            417
87,500        +P-COM Inc. .......................................          1,509
40,000        +RSL Communications Ltd Cl A ......................            880
                                                                        --------
                                                                           3,680
                                                                        --------

               COMPUTER PERIPHERALS (0.3%)
60,000        +Network Computing Devices .......................             562
                                                                        --------
 .
               COMPUTER SOFTWARE & SERVICES (8.3%)
27,500        +Arbor Software Corp. .............................          1,114
29,000        +Data Processing ..................................            740
   125        +Exigent International Inc. .......................             --
39,500      * +Flexinternational Software .......................            612
44,500        +Industri-Matematik International Corp. ...........          1,313
20,000        +Legato Systems Inc. ..............................            880
50,000        +Made2Manage Inc. .................................            378
40,000        +Parametric Technology Corp. ......................          1,895
116,500      *+PLATINUM Technology Inc. .........................          3,291
156,500       +Rational Software Corp. ..........................          1,780
100,000       +Segue Software Inc. ..............................          1,088
30,000        +Vantive Corp. ....................................            758
                                                                        --------
                                                                          13,849
                                                                        --------

               INTERNET (1.1%)
50,000        +Security Dynamics Technology Inc. ................          1,787

               OTHER CAPITAL GOODS (6.1%)
179,800       +BE Aerospace Inc. ................................          4,810
131,300       +Hexcel Corp. .....................................          3,274
17,000        +Thermoquest Corp. ................................            308
50,000        +Thermoquest Corp. (A) ............................            861
75,000        +Trident International Inc. .......................            975
                                                                        --------
                                                                          10,228
                                                                        --------

               SEMICONDUCTORS & RELATED (1.4%)
31,000        +KLA - Tencor Corp. ..............................           1,197
25,500        +Uniphase Corp. ...................................          1,055
                                                                        --------
                                                                           2,252
                                                                        --------
                                                                          32,358
                                                                        --------

               CONSUMER
               BIOTECHNOLOGY (6.0%)
10,000        +Arqule Inc. ......................................            229
70,000       *+BioChem Pharmaceutical Inc. ......................          1,461


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                               TUDOR (CONTINUED)

30,000        +Cor Therapeutics .................................         $  675
20,000        +Dura Pharmaceuticals Inc. ........................            918
16,000        +Guilford Pharmaceuticals Inc. ....................            322
30,000        +INCYTE Pharmaceuticals Inc. ......................          1,350
57,500        *+North American Vaccine Inc. .....................          1,434
30,000        +Pathogenesis Corp. ...............................          1,114
114,200       +Ribi Immunochem Research Inc. ....................            421
15,000        +SANGSTAT Medical Corp. ...........................            607
149,900       +SEQUUS Pharmaceuticals Inc. ......................          1,115
30,000        +Synaptic Pharmaceutical Corp. ....................            326
                                                                        --------
                                                                           9,972
                                                                        --------

               HEALTH CARE - COST
               CONTAINMENT (4.0%)
100,000       +Access Health Inc. ...............................          2,938
75,000*        Integrated Health Services Inc. ..................          2,339
59,000        +Vencor Inc. ......................................          1,442
                                                                        --------
                                                                           6,719
                                                                        --------

                HEALTH CARE- OTHER (1.6%)
10,000         +Cadus Pharmaceutical Corp. ......................             64
97,000*        +Phycor Inc. .....................................          2,619
                                                                        --------
                                                                           2,683
                                                                        --------

               MEDIA-CELLULAR (2.4%)
120,000       +Loral Space & Communications .....................          2,573
81,000        +Western Wireless Corp Cl A .......................          1,407
                                                                        --------
                                                                           3,980
                                                                        --------

                MEDIA - OTHER (1.7%)
257,000        +Paging Networks Inc. ............................          2,763

               OTHER CONSUMER (6.9%)
40,600        +Central Garden & Pet .............................          1,066
31,500        +Ciena Corp. ......................................          1,925
30,000        *+Family Golf Centers Inc. ........................            941
30,000        +Gemstar International Group Ltd. .................            731
60,000        *Hollingher International .........................            840
32,500        +NBTY Inc. ........................................          1,085
55,000        *Royal Caribbean Cruises Ltd. .....................          2,932
360,500       +Wetherspoon J.D ..................................          1,983
                                                                        --------
                                                                          11,503
                                                                        --------

               RESTAURANTS (3.6%)
65,000        +Rainforest Cafe Inc. ............................           2,145
100,000       +Starbucks Corp. .................................           3,837
                                                                        --------
                                                                           5,982
                                                                        --------

               RETAIL (3.6%)
17,500        +Barnett Inc. .....................................            385
30,000       *+Friedman's Inc Cl A ..............................            538
32,000         Movado Group Inc. ................................            736



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


NUMBER                                                                    VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                               TUDOR (CONTINUED)

50,000        +Party City Corp. .................................         $1,613
65,000        +Williams Sonoma Inc. .............................          2,722
                                                                        --------
                                                                           5,994
                                                                        --------
                                                                          49,596
                                                                        --------

               ENERGY
               OIL & GAS EXPLORATION (3.9%)
443,000       +Gulf Canada Resources ...........................           3,101
80,800        +Nuevo Energy Co. .................................          3,293
                                                                        --------
                                                                           6,394
                                                                        --------

               OIL SERVICES (3.0%)
 7,500        +BJ Services Co. ..................................            540
15,000        +KTI Inc. .........................................            246
50,000        +Noble Drilling Corp. .............................          1,531
40,000        +Rowan Companies ..................................          1,220
35,000        +Weatherford Enterra Inc. .........................          1,531
                                                                        --------
                                                                           5,068
                                                                        --------
                                                                          11,462
                                                                        --------


               INTERMEDIATE GOODS & SERVICES
               BASIC INDUSTRIES (2.8%)
55,300         CalMat Co. .......................................          1,541
80,000         Lyondell Petrochemical Co. .......................          2,120
 7,000         OM Group Inc. ....................................            256
200,000       +Waxman Industries Inc. ...........................            738
                                                                        --------
                                                                           4,655
                                                                        --------

               BUSINESS SERVICES (14.3%)
12,500        +Cambridge Technology Partners Inc.. ..............            520
45,000        Checkpoint Systems Inc. ...........................            788
14,000        +Ciber Inc. .......................................            812
18,000        +Compuware Corp ...................................            576
82,000        +Corrections Corp of America ......................          3,039
35,000        +Emcor Group Inc. .................................            718
66,500        +Hadco Corp. ......................................          3,009
65,000        +International Network Services ...................          1,503
40,000        +Keane Inc. .......................................          1,625
230,200       +MoneyGram Payment Systems ........................          2,475
127,500       +Solectron Corp. ..................................          5,299
42,000        +Technology Solutions .............................          1,108
85,000        +Wackenhut Corrections Corp. ......................          2,284
                                                                        --------
                                                                          23,756
                                                                        --------

               TRANSPORTATION (3.3%)
153,300       +America West Holdings Corp.Cl B ..................          2,855


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                               TUDOR (CONTINUED)

45,000       *+Continental Airlines Cl B ........................         $2,166
20,000        +Virgin Express Holdings ADR ......................            415
                                                                        --------
                                                                           5,436
                                                                        --------
                                                                          33,847

               INTEREST SENSITIVE
               BANKS (3.3%)
85,000        +BankUnited Financial Corp Cl A ...................          1,310
23,000         Coastal Bancorp Inc. .............................            802
20,000         Seacoast Banking .................................            770
75,000        +Staten Island Bancorp Inc. .......................          1,570
31,500         Washington Federal Inc. ..........................            990
                                                                        --------
                                                                           5,442
                                                                        --------

               INSURANCE (1.8%)
109,000       +Amerin Corp. .....................................          3,052
                                                                        --------

               OTHER (2.9%)
45,000        +ADVO Inc. ........................................            878
71,400        +Affiliated Managers Group ........................          2,071
85,000        +Cadiz Land Company Inc. ..........................            728
23,500        +Cornell Corrections ..............................            488
85,000        +Novacare Employee Services .......................            680
                                                                        --------
                                                                           4,845
                                                                        --------
                                                                          13,339
                                                                        --------

               REAL ESTATE INVESTMENT TRUST (1.6%)
               RESIDENTIAL
109,500        Mills Corp. ......................................          2,683
                                                                        --------
               TOTAL COMMON STOCKS
               (Cost $102,419) ..................................        143,285
                                                                        --------
               CONVERTIBLE PREFERRED
                  STOCK (0.0%)
               CAPITAL GOODS (0.0%)
               OTHER CAPITAL GOODS
                  (Cost $500)
 5,138        +Advance Promotion Technologies Inc (A) ...........              1
                                                                        --------
NUMBER
OF WARRANTS
-----------
               WARRANTS (0.3%)
               ENERGY
               OIL SERVICES
                 (Cost $48)
10,000         B.J. Services Co. ................................            459
                                                                        --------


                       See notes to financial statements                Page 13

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)             SECURITY                                             (000'S)
-------             --------                                             -------

                               TUDOR (CONTINUED)

               CONVERTIBLE BOND (1.6%)
               CONSUMER
               RETAIL
                 (Cost $2,500)
 $2,500        PETsMART Inc.
                    6.750% Due 11/1/04 (B) ......................         $2,614
                                                                        --------

               REPURCHASE AGREEMENT (15.9%)
                 (Cost $26,576)
 26,576        UBS Securities 6.250% Due 1/2/98
                 with a maturity value of $26,585
                 (Collateralized by $27,298
                 U.S. Treasury Bond
                 8.875% Due 2/15/19) ............................         26,576
                                                                        --------
               TOTAL INVESTMENTS (103.9%)
                 (Cost $132,043) ................................        172,935

               LIABILITES IN EXCESS OF
                 OTHER ASSETS (-3.9%) ...........................        (6,476)
                                                                        --------
               TOTAL NET ASSETS (100.0%) ........................       $166,459
                                                                        ========
(A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale.
(B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers."
+    Non-income producing security
*    Securities out on loan.


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                               GROWTH AND INCOME

               COMMON STOCKS (94.8%)
               CAPITAL GOODS
               AEROSPACE (2.1%)
50,000         Boeing Co. .......................................         $2,447
                                                                        --------

               BUSINESS SERVICES (0.9%)
75,000        +Philip Services Corp. ............................          1,078
                                                                        --------

               COMPUTER SOFTWARE &
               SERVICES (9.0%)
40,000         +BMC Software Inc. ...............................          2,625
100,000        +Cadence Design Systems Inc. .....................          2,450
37,500         +Cisco Systems Inc. ..............................          2,091
54,000         +Storage Technology Corp. ........................          3,345
                                                                        --------
                                                                          10,511
                                                                        --------

               OTHER CAPITAL GOODS (7.4%)
30,000         Emerson Electric Co. .............................          1,693
50,000         Ericsson L M Telephone Co. ADR Cl B ..............          1,866
40,000         General Electric Co. .............................          2,935
30,000         Xerox Corp. ......................................          2,214
                                                                        --------
                                                                           8,708
                                                                        --------
                                                                          22,744
                                                                        --------

               CONSUMER
               HEALTH CARE (16.4%)
40,000         American Home Products Corp. .....................          3,060
24,000         Bristol-Myers Squibb Co. .........................          2,271
65,000         Lilly (Eli) & Co. ................................          4,526
25,000         Merck & Co. ......................................          2,656
40,000         Pfizer Inc. ......................................          2,982
30,000         Warner Lambert Co. ...............................          3,720
                                                                        --------
                                                                          19,215
                                                                        --------

               RESTAURANTS (2.4%)
60,000         McDonald's Corp. .................................          2,865
                                                                        --------
               OTHER CONSUMER (12.0%)
80,000         Carnival Corp. ...................................          4,430
65,000         Hilton Hotel Corp. ...............................          1,934
50,000         Home Depot .......................................          2,928
62,500         Philip Morris Companies Inc. .....................          2,832
50,000         Tandy Corp. ......................................          1,928
                                                                        --------
                                                                          14,052
                                                                        --------
                                                                          36,132
                                                                        --------

Page 14                     See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                         GROWTH AND INCOME (continued)

               OTHER CONSUMER
               CONSUMER NON-DURABLES (1.7%)
30,000         Johnson & Johnson Co. ............................         $1,976
                                                                        --------

               INTERMEDIATE GOODS & SERVICES
               BASIC INDUSTRIES (1.8%)
50,000         Monsanto Co. .....................................          2,100


               NATURAL RESOURCES
               ENERGY & RELATED (9.2%)
35,000         Dresser Industries Inc. ..........................          1,468
75,000         Energen Corp. ....................................          2,981
50,000         Exxon Corp. ......................................          3,059
40,000         Schlumberger Ltd. ................................          3,220
                                                                        --------
                                                                          10,728
                                                                        --------

               REAL ESTATE INVESTMENT TRUSTS
               COMMERCIAL & INDUSTRIAL (6.7%)
50,000         CCA Prison Realty Trust ..........................          2,231
80,000         Crescent Real Estate Equities Inc. ...............          3,150
80,000         Duke Realty Investors Inc. .......................          1,940
25,000         Entertainment Properties Trust ...................            484
                                                                        --------
                                                                           7,805
                                                                        --------

               HEALTH CARE (1.3%)
75,000         LTC Properties Inc. ..............................          1,556
                                                                        --------

               RESIDENTIAL (1.5%)
70,000         Mills Corp. ......................................          1,715
                                                                        --------
                                                                          11,076
                                                                        --------

               INTEREST SENSITIVE
               BANKS (7.9%)
40,000         BankAmerica Corp. ................................          2,920
65,000         Bank of New York Inc. ............................          3,758
35,000         Barnett Banks Inc. ...............................          2,516
                                                                        --------
                                                                           9,194
                                                                        --------

               INSURANCE (8.3%)
37,500         American International Group Inc. ................          4,078
50,000         SAFECO Corp. .....................................          2,437
60,000         Travelers Group Inc. .............................          3,233
                                                                        --------
                                                                           9,748
                                                                        --------


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------

                         GROWTH AND INCOME (continued)

               OTHER (6.2%)
50,000         American Express Co. .............................         $4,463
50,000         Federal National Mortgage Association ............          2,853
                                                                        --------
                                                                           7,316
                                                                        --------
                                                                          26,258
                                                                        --------

               TOTAL COMMON STOCKS
                 (Cost $71,171) .................................        111,014
                                                                        --------


               PREFERRED STOCK (1.5%)
                 (Cost $1,794)
               INTEREST SENSITIVE
               INSURANCE (1.5%)
35,000         Conseco Inc 7.000% ...............................          1,794
                                                                        --------


PRINCIPAL
AMOUNT
(000'S)
-------
               EURODOLLAR DEPOSIT (1.9%)
                 (Cost $2,237)
 $2,237        Societe Generale Bank
                  5.500% Due 1/2/98 .............................          2,237
                                                                        --------

               TOTAL INVESTMENTS (98.2%)
                 (Cost $75,202) .................................        115,045

               OTHER ASSETS IN EXCESS
               OF LIABILITIES (1.8%) ............................          2,101
                                                                        --------

               TOTAL NET ASSETS (100.0%) ........................       $117,146
                                                                       =========
+    Non-income producing security.



                       See notes to financial statements                Page 15

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997



NUMBER                                                                    VALUE
OF SHARES         SECURITY                                              (000'S)
---------         --------                                              -------

                                     GROWTH

               COMMON STOCKS (79.6%)
               CAPITAL GOODS
               COMMUNICATION (0.5%)
 8,000        +Advanced Fibre Communication Inc. ................         $  233
                                                                        --------

               COMPUTER PERIPHERALS (0.5%)
23,500        +Network Computing Devices ........................            220
                                                                        --------

               COMPUTER SOFTWARE (7.9%)
10,000       *+Flexinternational Software .......................            155
11,000        +Parametric Technology Corp. ......................            521
40,000        +PLATINUM Technology Inc. .........................          1,130
57,500        +Rational Software Corp. ..........................            654
17,500        +Security Dynamics Technology Inc. ................            626
25,000        +Segue Software Inc. ..............................            272
12,500        +Vantive Corp. ....................................            316
                                                                        --------
                                                                           3,674
                                                                        --------

               OTHER CAPITAL GOODS (7.6%)
43,000        +BE Aerospace Inc. ................................          1,150
17,500        +Emcor Group Inc. .................................            359
37,500       *+Hexcel Corp. .....................................            935
250,000      *+Noise Cancellation Technology ....................            281
25,000        +ThermoQuest Corp. (A) ............................            431
30,000        +Trident International Inc. .......................            390
                                                                        --------
                                                                           3,546
                                                                        --------

               SEMI-CONDUCTORS & RELATED (0.9%)
10,500        +KLA - Tencor Corp ................................            406
                                                                        --------
                                                                           8,079
                                                                        --------


               CONSUMER
               BIOTECHNOLOGY (5.7%)
22,500        +BioChem Pharmaceutical Inc. ......................            470
10,000        +Cor Therapeutics .................................            225
 8,500        +INCYTE Pharmaceuticals Inc. ......................            382
   300        +Metra Biosystems Inc. ............................              1
14,700       *+North American Vaccine Inc. ......................            367
10,500        +Pathogenesis Corp ................................            390
100,000       +Ribi Immunochem Research Inc. ....................            369
60,000        +SEQUUS Pharmaceuticals Inc. ......................            446
                                                                        --------
                                                                           2,650
                                                                        --------

               HEALTH CARE - COST
                   CONTAINMENT (3.9%)
22,500        +Access Health Inc. ...............................            661
22,500         Integrated Health Services Inc. ..................            702
18,500        +Vencor Inc. ......................................            452
                                                                        --------
                                                                           1,815
                                                                        --------



NUMBER                                                                     VALUE
OF SHARES           SECURITY                                             (000'S)
---------           --------                                             -------

                               GROWTH (continued)

               HEALTH CARE - OTHER (1.9%)
32,500*       +Phycor Inc. ......................................         $  877
                                                                        --------

               HEALTH CARE - PHARMACEUTICALS (0.7%)
 7,000        +Dura Pharmaceuticals Inc. ........................            321
                                                                        --------

               MEDIA - CELLULAR (1.4%)
30,000        +Loral Space & Communications .....................            643
                                                                        --------

               MEDIA - OTHER (1.4%)
62,000        +Paging Network Inc. ..............................            666
                                                                        --------

               OTHER CONSUMER (4.8%)
 7,500       *+Central Garden & Pet .............................            197
11,000        +Ciena Corp .......................................            672
10,000        +Gemstar International Group Ltd. .................            244
20,000        *Hollinger International ..........................            280
16,000         Royal Caribbean Cruises Ltd. .....................            853
                                                                        --------
                                                                           2,246
                                                                        --------

               RESTAURANTS (1.9%)
13,000        +Rainforest Cafe Inc. .............................            429
12,000        +Starbucks Corp ...................................            460
                                                                        --------
                                                                             889
                                                                        --------

               RETAIL (5.9%)
 8,000        +Barnett Inc. .....................................            176
10,000        +Friedman's Inc Cl A ..............................            179
55,000        +Just for Feet Inc. ...............................            722
15,000        +Party City Corp. .................................            484
105,000       +PETsMART Inc. ....................................            761
10,000       *+Williams Sonoma Inc. .............................            419
                                                                        --------
                                                                           2,741
                                                                        --------
                                                                          12,848
                                                                        --------


               ENERGY
               OIL & GAS EXPLORATION (4.5%)
157,000       +Gulf Canada Resources ...........................           1,099
25,000        +Nuevo Energy Co. .................................          1,019
                                                                        --------
                                                                           2,118
                                                                        --------

               OIL SERVICES (3.0%)
 3,500        +BJ Services Co. ..................................            252
16,000        +Noble Drilling Corp ..............................            490
 9,500        +Rowan Companies ..................................            289
 8,500        +Weatherford Enterra Inc. .........................            372
                                                                        --------
                                                                           1,403
                                                                        --------
                                                                           3,521
                                                                        --------


Page 16                     See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                               GROWTH (continued)

               INTERMEDIATE GOODS & SERVICES
               BASIC INDUSTRIES (3.7%)
18,800         CalMat Co. .......................................         $  524
 6,500       *+KTI Inc ..........................................            107
32,500         Lyondell Petrochemical Co. .......................            861
62,200       *+Waxman Industries Inc. ...........................            229
                                                                        --------
                                                                           1,721
                                                                        --------

               BUSINESS SERVICES (12.8%)
422,500      *+Advanced Promotion Technology Inc. ...............              4
13,500       *+Checkpoint Systems Inc. ..........................            236
 5,000        +Compuware Corp ...................................            160
30,000        +Corrections Corp. of America .....................          1,112
20,000        +Hadco Corp .......................................            905
33,000       *+International Network Services ...................            763
12,000        +Keane Inc. .......................................            488
72,500        +MoneyGram Payment Systems ........................            779
18,000        +Solectron Corp ...................................            748
13,500        +Technology Solutions .............................            356
15,000        +Wackenhut Corrections Corp. ......................            403
                                                                        --------
                                                                           5,954
                                                                        --------

               TRANSPORTATION (1.9%)
47,500        +America West Holdings Corp Cl B ..................            885
                                                                        --------
                                                                           8,560
                                                                        --------

               INTEREST SENSITIVE
               BANKS (3.6%)
32,500        +BankUnited Financial Corp Cl A ...................            501
 7,500         Coastal Bancorp Inc. .............................            262
 5,500         Seacoast Banking .................................            212
25,000        +Staten Island Bancorp Inc. .......................            523
 5,000         Washington Federal Inc. ..........................            157
                                                                        --------
                                                                           1,655
                                                                        --------

               INSURANCE (2.3%)
39,000        +Amerin Corp. .....................................          1,092
                                                                        --------

               OTHER (1.8%)
10,000        +ADVO Inc. ........................................            195
22,000       *+Affiliated Managers Group ........................            638
                                                                        --------
                                                                             833
                                                                        --------
                                                                           3,580
                                                                        --------

               REAL ESTATE INVESTMENT TRUST
               RESIDENTIAL (1.0%)
20,000         Mills Corp .......................................            490

               TOTAL COMMON STOCKS
                (Cost $31,003) ..................................         37,078


PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                               GROWTH (continued)

               REPURCHASE AGREEMENT (34.9%)
                (Cost $16,253)
 $16,253       UBS Securities 6.250% Due 1/2/98
                 with maturity value of $16,259
                 (Collateralized by $16,546
                 U.S. Treasury Note
                 9.000% Due 11/15/18) ...........................        $16,253
                                                                        --------

                TOTAL INVESTMENTS (114.5%)
                  (Cost $47,256) ................................         53,331

                LIABILITIES IN EXCESS OF
                  OTHER ASSETS (-14.5%) .........................        (6,774)
                                                                        --------

                TOTAL NET ASSETS (100.0%) .......................        $46,557
                                                                        ========

+   Non-income producing security.
*   Security out on loan.
(A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale.


                       See notes to financial statements                Page 17

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                              (000'S)
---------         --------                                              -------
                              QUANTITATIVE EQUITY

               COMMON STOCKS (95.4%)
               BASIC MATERIALS (3.5%)
10,900         Dow Chemical Co. .................................         $1,106
14,800         Fort James Corp. .................................            566
10,000         Rohm & Haas Co. ..................................            958
24,200         USX US Steel Group ...............................            756
                                                                        --------
                                                                           3,386
                                                                        --------

               CONSUMER CYCLICAL (11.3%)
19,700         Brunswick Corp ...................................            597
17,062        +Cendant Corp. ....................................            587
45,600         Darden Restaurants Inc. ..........................            570
40,300         Dayton Hudson Corp. ..............................          2,720
 7,600        +Federated Department Stores Inc. .................            327
37,900         Ford Motor Co. ...................................          1,845
 6,400         King World Productions Inc. ......................            370
10,400         Masco Corp .......................................            529
16,500         New York Times Co Cl A ...........................          1,091
25,600         TJX Companies Inc. ...............................            880
10,600         VF Corp ..........................................            488
 8,900         Walt Disney Co. ..................................            882
                                                                        --------
                                                                          10,886
                                                                        --------

               CONSUMER NON - CYCLICAL (11.0%)
20,200         American Stores Co. ..............................            415
28,539         Archer Daniels Midland Co. .......................            619
14,400         Campbell Soup Co. ................................            837
 7,800         Clorox Co. .......................................            617
10,600         Colgate- Palmolive Co. ...........................            779
16,900         Coors (Adolph) Cl B ..............................            562
 9,900         Dean Foods .......................................            589
14,300         Heinz H J Co. ....................................            727
13,300         Kellogg Co. ......................................            660
19,000         Newell Co. .......................................            807
28,400         PepsiCo, Inc. ....................................          1,035
30,600         Philip Morris Companies Inc. .....................          1,387
 8,500         Procter & Gamble Co. .............................            678
16,100         Quaker Oats Co. ..................................            849
                                                                        --------
                                                                          10,561
                                                                        --------

               ENERGY (8.2%)
 6,400         Coastal Corp. ....................................            396
62,000         Exxon Corp. ......................................          3,794
31,700         Royal Dutch Petroleum Co ADR .....................          1,718
 6,600         Schlumberger Ltd. ................................            531
18,000         Texaco Inc. ......................................            979
 8,600         Tidewater Inc. ...................................            474
                                                                        --------
                                                                           7,892
                                                                        --------



NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                        QUANTITATIVE EQUITY (continued)

               FINANCIAL (16.7%)
13,700         Allstate Corp ....................................         $1,245
19,400         American General Corp ............................          1,049
17,600         BankAmerica Corp. ................................          1,285
13,300         Bankers Trust N.Y. Corp. .........................          1,495
11,100         Chase Manhattan Corp. ............................          1,215
23,000         Comdisco Inc. ....................................            769
12,900         Comerica Inc. ....................................          1,164
18,400         Fannie Mae .......................................          1,050
14,400         First Chicago NBD ................................          1,202
 5,100         Golden West Financial ............................            499
10,400         Marsh & McLennan Companies .......................            776
22,935         Morgan Stanley Dean Witter Discover ..............          1,356
20,900         Southtrust Corp. .................................          1,326
29,100         Travelers Group Inc. .............................          1,568
                                                                        --------
                                                                          15,999
                                                                        --------

               HEALTH (10.7%)
17,900         Abbot Laboratories ...............................          1,174
10,500         Bristol-Myers Squibb Co. .........................            994
38,200         Lilly (Eli) & Co. ................................          2,660
15,100         Merck & Co. ......................................          1,604
26,600         Schering-Plough Corp. ............................          1,652
15,500        +Tenet Healthcare Corp. ...........................            513
10,700         Warner Lambert Co. ...............................          1,327
 8,200        +Wellpoint Health Networks ........................            346
                                                                        --------
                                                                          10,270
                                                                        --------

               INDUSTRIALS (10.1%)
16,900         Browning Ferris Industries Inc. ..................            625
 6,700         Centex Corp. .....................................            422
12,800         Cooper Industries Inc. ...........................            627
10,100         Deere & Co. ......................................            589
12,700         Deluxe Corp. .....................................            439
39,200         General Electric Co. .............................          2,876
11,600         Ingersoll Rand Co. ...............................            470
17,900         International Paper Co. ..........................            772
15,100         Lubrizol Corp. ...................................            557
25,050         Parker Hannifin Corp. ............................          1,149
11,500         Textron Inc. .....................................            719
 7,400         Tribune Co. ......................................            461
                                                                         -------
                                                                          9,706
                                                                        --------

               TECHNOLOGY (19.2%)
14,700        +Airtouch Communications,Inc ......................            611
33,400         Ameritech Corp. ..................................          2,689
37,600         BellSouth Corp. ..................................          2,117
14,750         Compaq Computer Corp. ............................            833
 9,300         Computer Associates International Inc. ...........            492
 4,900         Eaton Corp. ......................................            437


Page 18                    See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                        QUANTITATIVE EQUITY (continued)

10,200         General Dynamics Corp. ...........................         $  882
13,800         Harris Corp. .....................................            633
14,800         Hewlett Packard Co. ..............................            925
 6,000         Honeywell Inc. ...................................            411
17,500         Intel Corp. ......................................          1,229
21,300         International Business Machines Corp. ............          2,227
17,100        +Microsoft Corp. .................................           2,210
16,900        +National Semiconductor ..........................             438
 9,200         Pitney Bowes Inc. ................................            827
13,100         Texas Instruments Inc. ...........................            590
11,600         Xerox Corp. ......................................            856
                                                                        --------
                                                                          18,407
                                                                        --------

               TRANSPORTATION (1.1%)
 6,000         Burlington Northern Santa Fe .....................            558
 3,900         Delta Air Lines, Inc. ............................            464
                                                                        --------
                                                                           1,022
                                                                        --------

               UTILITIES (3.6%)
16,900         AT & T Corp. .....................................          1,035
19,200         Edison International .............................            522
 7,400         FPL Group Inc. ...................................            438
25,200         GPU Inc. .........................................          1,062
14,100         Washington Gas Light Co. .........................            436
                                                                        --------
                                                                           3,493
                                                                        --------
               TOTAL COMMON STOCKS
               (Cost $70,680)                                             91,622
                                                                        --------

PRINCIPAL
AMOUNT
------
(000's)
               U.S. GOVERNMENT
               OBLIGATION (4.8%)
                 (Cost $4,586)
  $4,600     * US Treasury Bill Due 1/22/98 .....................          4,586
                                                                        --------
               TOTAL INVESTMENTS (100.2%)
                 (Cost $75,266) .................................         96,208

               LIABILITIES IN EXCESS OF
                 OTHER ASSETS (-0.2%) ...........................          (153)
                                                                        --------

               TOTAL NET ASSETS (100.0%) ........................        $96,055
                                                                        ========
NUMBER OF                  UNREALIZED
CONTRACTS                  APPRECIATION
---------                  ------------
               FUTURES PURCHASED
                (Aggregated futures amount $4,376)
     18        March S&P 500 Futures ............................             30
                                                                        --------



+   Non-income producing security.
*   Securities pledged in whole or part for futures purchased.



NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                                 INTERNATIONAL

               COMMON STOCKS (109.6%)
               AUSTRALIA (2.2%)
 3,700         Brambles Industries Ltd. .........................         $   73
 4,000         Broken Hill Property .............................             37
 5,600         National Australia Bank Ltd. .....................             78
                                                                        --------
                                                                             188
                                                                        --------
               AUSTRIA (1.5%)
   915         OMV ..............................................            127

               BELGIUM (1.1%)
   215         Generale De Banque ...............................             94

               DENMARK (1.0%)
 1,330         Tele Danmark `B' .................................             82

               FRANCE (13.6%)
 1,421         Alcatel Alsthom ..................................            181
 2,282         Axa Uap ..........................................            176
   975         Christian Dior ...................................            100
 1,396         Eaux (Cie Generale Des) ..........................            195
 1,614         Havas ............................................            116
 1,885         Lafarge ..........................................            124
   921         Societe Generale .................................            125
 1,340         Total SA - Cl B ..................................            146
                                                                        --------
                                                                           1,163
                                                                        --------

               GERMANY (11.0%)
 6,371         Commerzbank AG ...................................            251
 2,815         Daimler Benz AG ..................................            197
   676         Preussag AG ......................................            206
   534         Viag AG ..........................................            288
                                                                        --------
                                                                             942
                                                                        --------

               HONG KONG (2.2%)
 7,000         Cheung Kong Holdings .............................             46
34,400         Hong Kong & China Gas ............................             66
11,000         Sun Hung Kai Properties ..........................             77
                                                                        --------
                                                                             189
                                                                        --------

               ITALY (5.0%)
43,393         Fiat Spa .........................................            126
98,000         Istituto Nazionale Delle
                    Assicurazione ...............................            199
15,835         Telecom Italia ...................................            101
                                                                        --------
                                                                             426
                                                                        --------

               JAPAN (23.7%)
 6,000         The Bank of Tokyo-Mitsubishi .....................             83
   440         Canon Sales Co. ..................................              5
    80         Circle K Japan Co. ...............................              4
 4,000         Eisai Co. ........................................             61



                       See notes to financial statements                 Page 19

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997

NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                           INTERNATIONAL (continued)

 2,000         Fuji Photo Film Ltd. .............................         $   76
 8,000         Fujikura Cable ...................................             53
 5,000         Fujitsu Ltd. .....................................             54
    15         Japan Tobacco Inc. ...............................            106
 6,000         Kinden Corp. .....................................             64
 1,000         Mabuchi Motor Co. Ltd. ...........................             51
 4,000         Matsushita Electric Industrial ...................             58
 2,700         Meitec ...........................................             76
 7,000         Mitsui Fudosan Co. ...............................             68
 9,000         Mitsui & Co. .....................................             53
 5,000         Mycal Corp. ......................................             42
   800         Nintendo Co.,Ltd .................................             79
12,000         Nippon Express Co. ...............................             60
    22         Nippon Telegraph & Telephone Corp. ...............            189
   260         Nippon Television Network ........................             76
13,000         Nissan Motor Co. .................................             54
 5,000         Nitto Denko Corp. ................................             86
 4,000         Nomura Securities Co. ............................             53
 6,000         Ricoh ............................................             74
 9,000         Sanwa Shutter Corp. ..............................             45
 1,000         Secom Co. Ltd. ...................................             64
 5,000         Seiyo Food Systems ...............................             18
   900         SMC Corp. ........................................             79
   900         Sony Corp. .......................................             80
 3,000         Taisho Pharmaceutical ............................             77
13,000         Toray Industries Inc. ............................             58
 3,000         Toyota Motor Co. .................................             86
                                                                        --------
                                                                           2,032
                                                                        --------

               NETHERLANDS (4.3%)
11,215         Elsevier .........................................            181
 1,364         K.L.M ............................................             51
 2,315         Philips Electronics ..............................            139
                                                                        --------
                                                                             371
                                                                        --------

               SINGAPORE (0.3%)
 3,000         D.B.S. Land ......................................             26

               SPAIN (4.8%)
 2,107         Argentaria CMN ...................................            128
 8,340         Endesa SA ........................................            148
 3,100         Repsol ...........................................            132
                                                                        --------
                                                                             408
                                                                        --------

               SWEDEN (2.9%)
 2,843         Ericsson Tele B ..................................            107
 2,749         Pharmacia & Upjohn ...............................            101
 3,255         Stora Kopparberg Cl A ............................             41
                                                                        --------
                                                                             249
                                                                        --------


NUMBER                                                                     VALUE
OF SHARES         SECURITY                                               (000'S)
---------         --------                                               -------
                           INTERNATIONAL (continued)

               SWITZERLAND (7.4%)
   143         Nestle ...........................................         $  214
   154         Novartis AG ......................................            250
   120         Schweizerische Bankgeselschaft ...................            173
                                                                        --------
                                                                             637
                                                                        --------

               UNITED KINGDOM (28.6%)
 5,710         Abbey National ...................................            102
29,325         ASDA Group .......................................             86
 4,560         Barclays .........................................            121
 3,752         Bass .............................................             58
 7,442         BBA Group ........................................             50
 3,498         British Aerospace ................................            100
 4,536         British Airways ..................................             42
 5,940         British Land Co. .................................             66
11,821         British Petroleum Co. ............................            155
 9,578         British Telecomm .................................             75
 8,400         Cable & Wireless .................................             74
55,148        +Centrica .........................................             81
 5,294         Compass Group ....................................             65
 5,875         Diageo PLC .......................................             54
 4,491         Emap .............................................             67
 5,058         General Accident .................................             88
12,989         General Electric .................................             84
 4,387         Glaxo Wellcome ...................................            104
 4,652         Granada Group ....................................             71
 3,571         HSBC Holdings ....................................             91
 4,629         Kingfisher .......................................             65
 5,207         Next .............................................             59
 5,620         Powergen .........................................             73
 7,004         Prudential Corp. .................................             84
 4,444         Reuters ..........................................             49
22,272         Shell Transport & Trading ........................            161
 9,786         Smithkline Beachman ..............................            100
13,227         Tomkins ..........................................             63
 7,115         Wolseley .........................................             56
 2,849         Zeneca Group .....................................            100
                                                                        --------
                                                                           2,444
                                                                        --------
               TOTAL COMMON STOCKS
                 (Cost $8,059)                                             9,378
                                                                        --------

NUMBER OF
WARRANTS
--------
               WARRANTS (0.0%)
                 (Cost $1)
               FRANCE (0.0%)
 1,134         Eaux (CIE Generale Des) ..........................              1
                                                                        --------


Page 20                      See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)             SECURITY                                             (000'S)
-------             --------                                             -------
                           INTERNATIONAL (continued)

               CONVERTIBLE BONDS (1.5%)
               JAPAN (1.5%)
 $9,000        Sumitomo Bank International Finance
                 0.75% Due 5/31/01 ..............................           $72
  7,500                      TTB Finance Cayman
                 0.75% Due 9/29/49 ..............................            58
                                                                        --------

               TOTAL CONVERTIBLE BONDS
                       (Cost $168) ..............................            130
                                                                        --------

               TOTAL INVESTMENTS (111.1%)
                       (Cost $8,228) ............................          9,509
                                                                        --------

               LIABILITIES IN EXCESS OF
                       OTHER ASSETS (-11.1%) ....................          (954)
                                                                        --------

               TOTAL NET ASSETS (100.0%) ........................         $8,555
                                                                        ========

+ Non-income producing security.


                             INTERNATIONAL FUND
                             INDUSTRY CONCENTRATIONS
  % OF NET                                                                VALUE
   ASSETS                                                                (000'S)
   ------                                                                -------
  14.5%        Banking ..........................................         $1,242
   9.3%        Health & Personal Care ...........................            793
   8.9%        Energy Sources ...................................            758
   7.7%        Utilties - Electrical & Gas ......................            656
   7.3%        Telecommunications ...............................            628
   6.6%        Business & Public Services .......................            568
   6.4%        Insurance ........................................            547
   5.4%        Automobiles ......................................            463
   4.7%        Broadcasting & Publishing ........................            400
   4.0%        Multi - Industry .................................            340
   3.7%        Electrical & Electronics .........................            316
   3.2%        Appliances & Household Durables ..................            277
   3.1%        Merchandising ....................................            270
   3.0%        Real Estate ......................................            257
   3.0%        Recreation, Other Consumer .......................            255
   2.5%        Food & Household Products ........................            218
   2.5%        Financial Services ...............................            213
   2.1%        Building Materials ...............................            180
   1.9%        Beverages & Tobacco ..............................            160
   1.7%        Industrial Components ............................            148
   1.5%        Data Processing & Reproduction ...................            128
   1.2%        Aerospace & Military Technology ..................            100
   1.1%        Transportation - Airlines ........................             93
   1.0%        Miscellaneous Materials and Commodities ..........             86
   0.9%        Machinery & Engineering ..........................             79
   0.7%        Construction & Housing ...........................             64
   0.7%        Transportation - Road & Railway ..................             60
   0.7%        Leisure & Tourism ................................             58
   0.7%        Chemicals ........................................             58
   0.6%        Wholesale & International Trade ..................             53
   0.5%        Forest Products & Paper ..........................             41
 111.1%        Total Investments ................................          9,509
                                                                        --------
 -11.1%        Liabilities in Excess of
                  Other Assets ..................................          (954)
                                                                        --------
100.0%        Total Net Assets .................................          $8,555
                                                                        ========


                       See notes to financial statements                Page 21

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000's)
-------        --------                                                  -------
                             GOVERNMENT SECURITIES

               U.S TREASURY & GOVERNMENT
                  AGENCY SECURITIES (133.5%)
               U.S. GOVERNMENT SECURITIES (50.8%)
               U.S. TREASURY BOND (5.6%)
$5,750         6.375% Due 8/15/27 ...............................         $6,065


                U.S. TREASURY NOTES  (45.2%)
 3,505         5.625% Due 11/30/98 ..............................          3,505
 2,975         5.875% Due 7/31/99 ...............................          2,983
 7,395         5.750% Due 9/30/99 ...............................          7,405
 1,485         6.375% Due 3/31/01 ...............................          1,513
 5,870         6.500% Due 5/31/01 ...............................          6,009
26,335         6.500% Due 10/15/06 ..............................         27,574
                                                                        --------
                                                                          48,989
                                                                        --------
               TOTAL U.S. GOVERNMENT SECURITIES
                 (Cost $54,947) .................................         55,054
                                                                        --------

               U.S. GOVERNMENT AGENCIES (82.7%)
               FEDERAL HOME LOAN MORTGAGE
                  Corporation-Pass Through
                  (FREDDIE MAC) (6.1%)
   635         7.000% Due 1/15/08
                 Series 1460 I ..................................            658
 1,775         7.000% Due 3/15/08
                 Series 1472 JC .................................          1,852
 1,311         7.000% Due 5/1/09 ................................          1,339
 2,660         7.500% Due 8/15/24
                 Series 1900 M ..................................          2,734
                                                                        --------
                                                                           6,583
                                                                        --------

               FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION (FNMA) (21.1%)
 1,500         9.000% Due 11/1/10 ...............................          1,589
 4,031         7.000% Due 1/1/11 (c) ............................          4,101
 5,620         6.500% Due 1/1/13 (c) ............................          5,629
11,480         7.500% Due 1/1/13-1/1/28 (c) .....................         11,555
                                                                        --------
                                                                          22,874
                                                                        --------

               GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION (GNMA) (21.3%)
 8,157        *7.500% Due 9/15/07-8/15/17 .......................          8,433
14,575         7.000% Due 1/15/28 (c) ...........................         14,698
                                                                        --------
                                                                          23,131
                                                                        --------


PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       GOVERNMENT SECURITIES (continued)

               FEDERAL HOME LOAN BANKS
                  (FHLB) (25.9%)
$5,500        *Discount Note Due 1/2/98 .........................         $5,499
 5,870        *Discount Note Due 1/14/98 ........................          5,858
 5,620        *Discount Note Due 1/16/98 ........................          5,607
11,210        *Discount Note Due 1/22/98 ........................         11,173
                                                                        --------
                                                                          28,137
                                                                        --------

               FEDERAL HOME LOAN MORTGAGE
                  CORPORATION (FREDDIE MAC) (8.3%)
 5,610         Discount Note Due 1/20/98 ........................          5,594
 3,365         Discount Note Due 1/22/98 ........................          3,354
                                                                        --------
                                                                           8,948
                                                                        --------

               TOTAL U.S. GOVERNMENT AGENCIES
                (Cost $89,286)                                            89,673
                                                                        --------

               TOTAL INVESTMENTS (133.5%)
                 (Cost $144,233)                                         144,727

               LIABILITIES IN EXCESS OF
                 OTHER ASSETS (-33.5%)                                  (36,284)
                                                                        --------

               TOTAL NET ASSETS (100.0%)                                $108,443
                                                                        --------

*   Securities   pledged  in  whole  or  part  as  collateral  for  when  issued securities.
(c) Securities purchased on a when issued basis.


Page 22                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                          INTERMEDIATE MUNICIPAL BOND

               ARIZONA (0.4%)
  $100         Pinal County Arizona
                 Industrial Development Authority
                 4.950% Due 12/1/09 (a) .........................        $   100

               CALIFORNIA (8.9%)
   565         California Educational Facilities
                 Authority Revenue Refunding
                 College of Chiropractic
                 4.700% Due 11/1/01 .............................            566

  1,000        San Francisco California
                 City & County Refunding
                 Series 1 (FGIC Insured)
                 5.000% Due 6/15/20 .............................          1,030

    480        Simi Valley USA California
                 University School District
                 Certificates of Participation
                 Refunding & Capital
                 Improvement Projects
                 (AMBAC Insured)
                 4.800% Due 8/1/10 ..............................            486

               COLORADO (1.3%)
   100         Adams County Colorado
                 School District  No. 12 Series D
                 General Obligation
                (MBIA Insured )
                 5.450% Due 12/15/06 ............................            108

   45          Brighten Colorado
                 General Obligation
                 (FGIC Insured )
                 Zero Coupon Due 12/1/00 ........................             40

  150          Westminster Colorado Multifamily
                 Revenue Refunding Housing
                 Oasis Wexford Apartments Project
                 5.350% Due 12/1/25 .............................            157

               CONNECTICUT (1.5%)
   85          Connecticut State Health & Education
                 Facilities Authority Revenue
                 Sacred Heart University Series D
                 4.800% Due 7/1/99 ..............................             86

   95          Connecticut State Health & Education
                 Facilities Authority Revenue
                 Sacred Heart University Series D
                 5.200% Due 7/1/01 ..............................             97


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                 (000's)
-------        --------                                                 -------
                    INTERMEDIATE MUNICIPAL BOND (continued)

   $100         Connecticut State Health & Education
                 Facilities Authority Revenue
                 Sacred Heart University Series D
                 5.300% Due 7/1/99 ..............................           $103

    50          Stratford Connecticut
                 General Obligation Bond
                 (FGIC Insured)
                 7.000% Due 6/15/04 .............................             58

               DISTRICT OF COLUMBIA (1.3%)
   300          District of Columbia
                 General Obligation Bond
                 5.000% Due 6/1/01 ..............................            303

               FLORIDA (7.7%)
    20         Florida State Pollution Control
                 Revenue Series F
                 5.500% Due 7/1/98 ..............................             20

   340         Jacksonville Florida Electric
                 Authority Revenue
                 6.000% Due 7/1/01 ..............................            354

   435         Pace Property Finance Authority
                 Florida Utility System Revenue
                 Refunding & Improvement
                 (AMBAC Insured)
                 5.000% Due 9/1/08 ..............................            445

   455         Pace Property Finance Authority
                 Florida Utility System Revenue
                 Refunding & Improvement
                 (AMBAC Insured)
                 5.100% Due 9/1/09 ..............................            466

    500        St. John's County Florida
                 Water & Sewer Revenue
                 (MBIA Insured)
                 5.250% Due 6/1/10 ..............................            529

               GEORGIA (2.0%)
    400        Georgia State Series D
                 General Obligation
                 6.700% Due 8/1/10 ..............................            478

               ILLINOIS (11.6%)
    240        Chicago Illinois
                 Water Revenue Refunding
                 (AMBAC Insured)
                 5.600% Due 11/1/04 .............................            257



                       See notes to financial statements                Page 23

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                 (000'S)
-------        --------                                                 -------
                     INTERMEDIATE MUNICIPAL BOND (continued)

  $875         Cook County Illinois School District
                 School District No. 99
                 (FGIC Insured)
                 8.500% Due 12/1/01 .............................         $1,011

   100         Cook County Illinois School District
                 School District No. 99
                 (FGIC Insured)
                 8.400% Due 1/1/01 ..............................            111

   100         Cook & DuPage Counties, Illinois
                 Combined School District - B
                 (FGIC Insured)
                 Zero Coupon Due 12/1/05 ........................             70

    307         Illinois Health Facilities
                 Authority Revenue Series A
                 (MBIA Insured)
                 7.900% Due 8/15/03 .............................            312

    100          Illinois State General Obligation
                   5.700% Due 6/1/98 ............................            101

    750          Springfield Illinois Electric Revenue
                 6.500% Due 3/1/08 ..............................            863

               INDIANA (1.9%)
    410        La Porte Indiana Economic
                 Development Revenue
                 Boise Cascade Corp. Project
                 Escrowed to Maturity
                 7.375% Due 6/1/01 ..............................            444

               IOWA (0.5%)
    100        Iowa Student Loan Liquidity Corp.
                Student Loan Revenue
                6.450% Due 3/1/02 ...............................            107

               KANSAS (1.0%)
    225        Leavenworth County Kansas
                 Unified School District
                 (FHA Insured)
                 5.150% Due 9/1/13 ..............................            228

               KENTUCKY (2.5%)
    180          Dayton Kentucky Elderly
                 Housing Speers Court
                (FHA Insured)
                 5.350% Due 9/1/05 ..............................            188

PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000's)
-------        --------                                                  -------
                    INTERMEDIATE MUNICIPAL BOND (continued)

   $385        Kentucky State Turnpike Authority
                 Toll Road Revenue Series A
                 8.500% Due 7/1/04 ..............................           $393

               MASSACHUSETTS (4.1%)
   250         Massachusetts Bay
                 Transportation Authority
                 General Transportation System
                 5.300% Due 3/1/05 ..............................            264

   500         Massachusetts State
                 Consolidated Loan Series D
                 General Obligation
                 5.250% Due 11/1/12 .............................            513

   175         New England Education Loan
                 Marketing Corp. Series E
                 5.000% Due 7/1/99 ..............................            178

               MICHIGAN (1.9%)
   155         Ferris St. College
                 7.500% Due 8/15/03 .............................            167

   240         Michigan State Building Authority
                 Chippewa Correctional Facilities
                 Escrowed to Maturity
                 7.250% Due 10/1/04 .............................            281

               MINNESOTA (0.4%)
   100         St. Paul Minnesota  Port Authority
                 Commercial Development General
                 Revenue Fort Rd Med/Irvine
                 (Assets Guaranty Insured)
                 7.500% Due 9/1/02 ..............................            104

               NEBRASKA (1.2%)
   245         Nebraska Investment Finance
                 Authority Multi Family Revenue
                 Refunding Housing Wycliffe West
                 5.500% Due 12/1/25 .............................            255

    20         Nebraska Investment Finance
                 Authority Single Family
                 Mortgage  Series C
                 6.500% Due 9/15/14 .............................             21

               NEVADA (1.5%)
   185         Nevada Housing Division
                 Single Family Program
                 5.550% Due 10/1/02 .............................            193



Page 24                    See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997



PRINCIPAL
AMOUNT                                                                   VALUE
 (000'S)            SECURITY                                            (000's)
 -------            --------                                            -------
                    INTERMEDIATE MUNICIPAL BOND (continued)

   $150        Nevada State Muni Bond
                 Bank Project 38-39A
                 Escrowed to Maturity
                 Refunded
                 6.400% Due 7/1/05 ..............................           $164

               NEW JERSEY (2.5%)
    340        Arlington Arms Financing Corp.
                 New Jersey Mortgage Revenue
                 Arlington Arms Apartments
                 (FHA Insured)
                 10.250% Due 3/1/25 .............................            351

    240        Gateway New Jersey Housing
                 Development Corp
                 Revenue Bond Section 8
                 (FHA Insured)
                 10.500% Due 8/1/25 .............................            247

               NEW YORK (5.1%)
    100        Hempstead Town New York
                 General Obligation, Series B
                 (AMBAC Insured)
                 6.500% Due 1/1/12 ..............................            118

    505        New York State Environmental
                 Facility Corp., Pollution
                 Control Revenue Series B
                 5.300% Due 12/15/10 ............................            530

    210        New York State Medical
                 Care Facilities Finance Agency
                 Revenue  (FHA Insured)
                 7.875% Due 2/15/07 .............................            215

     50        New York State Urban
                 Development Correctional
                 Facilities Series G
                 7.100% Due 1/1/03 ..............................             53

    250        Onondaga County New York
                 General Obligation Bond
                 5.875% Due 2/15/09 .............................            278

               NORTH CAROLINA (2.5%)
     500       Surry County North Carolina
                 Pollution Control Finance Authority
                 9.250% Due 12/1/02 .............................            588


PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                    INTERMEDIATE MUNICIPAL BOND (continued)
               OHIO (0.1%)
    $145       Ohio Housing Financing Agency
                 Single Family Mortgage
                 Series 1985A (FGIC Insured)
                 Zero Coupon Due 1/15/15 ........................            $26

               OKLAHOMA (3.8%)
      30       Enid Oklahoma Hospital
                 Authority (St. Mary's Hospital)
                 Escrowed to Maturity
                 8.000% Due 7/1/98 ..............................             30

   1,625        Oklahoma County
                 Oklahoma Home Finance Authority
                 Single Family Refunding
                 Prerefunded
                 Zero Coupon Due 7/1/12 .........................            642

     200        Tulsa Oklahoma Metropolitan
                  Utility Authority Revenue
                  7.000% Due 2/1/03 .............................            216

                PENNSYLVANIA (6.9%)
     500        Hempfield  Pennsylvania
                 School District Refunding
                 6.700% Due 10/15/99 ............................            504

     840        Lancaster County Pennsylvania
                 General Obligation Bond
                 Series B (AMBAC Insured)
                 4.100% Due 11/1/03 .............................            834

     250        Pennsylvania State Industrial
                 Development Authority
                 (AMBAC Insured)
                 5.800% Due 7/1/09 ..............................            276

               SOUTH CAROLINA (3.5%)
      70       Piedmont Municipal Power Agency
                 South Carolina Electric Revenue
                 Series A  Escrowed to Maturity
                 (FGIC Insured)
                 6.125% Due 1/1/07 ..............................             79

     430        Piedmont Municipal Power Agency
                 South Carolina Electric Revenue
                 Series A  (FGIC Insured)
                 6.125% Due 1/1/07 ..............................            484



                       See notes to financial statements               Page 25

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)          SECURITY                                             (000's)
-------          --------                                             -------
                     INTERMEDIATE MUNICIPAL BOND (continued)

     $230      Piedmont Municipal Power Agency
                 South Carolina Electric Refunding
                 Escrowed to Maturity
                 (MBIA Insured)
                 6.250% Due 1/1/09 ..............................           $262

               TEXAS (19.9%)
       500     Cypress-Fairbanks Texas
                 General Obligation
                 Independent School District
                 7.300% Due 2/15/07 .............................            603

       500     Deer Park Texas Independent
                 School District  School Building
                 6.375% Due 2/15/07 ..............................           574

       350     El Paso Texas General Obligation
                 (FGIC Insured)
                 7.000% Due 8/15/06 ..............................           415

       100     Garland Texas Independent
                 School District Series A
                 General Obligation
                 Zero Coupon Due 2/15/99 ........................             96

     1,100     Harris County Texas Flood District
                 General Obligation
                 Zero Coupon Due 10/1/06 ........................            642

       265     Lower Colorado River Authority
                 Prerefunded Revenue
                 6.250% Due 5/1/07 ..............................            299

     1,000     Port of Houston Texas
                 General Obligation Bond
                 5.100% Due 10/1/11 .............................          1,019

     1,000     San Antonio Texas Electric & Gas
                 5.250% Due 2/1/10 ..............................          1,040

               UTAH (1.6%)
       380     Salt Lake City Utah Water
                 Conservancy District Revenue
                 Refunding Series A
                 Escrowed to Maturity
                 (MBIA Insured)
                 10.875%  Due 10/1/02 ...........................            384

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                    INTERMEDIATE MUNICIPAL BOND (continued)

               VIRGINIA (2.4%)
    $500       Brunswick County Virginia
                 Industrial Development Authority
                 Correctional Facilities Lease
                 (MBIA Insured)
                 5.650% Due 7/1/09 ..............................           $544

    100        Virginia State Housing
                 Development Authority
                 Multi Family  Series A
                 Zero Coupon Due 11/1/17 ........................             19

               WASHINGTON (2.6%)
     250       Lynnwood Washington Water &
                 Sewer Revenue Refunding
                (FGIC Insured)
                 6.000% Due 12/1/07 .............................            280

     300        Washington State Motor Vehicle
                 Tax General Obligation
                 6.200% Due 3/1/08 ..............................            340

                TOTAL INVESTMENTS (100.6%)
                  (Cost $22,808) ................................         23,639

                LIABILITIES IN EXCESS
                 OF OTHER ASSETS (-0.6%) ........................          (131)
                                                                         -------
                TOTAL NET ASSETS (100.0%) .......................        $23,508
                                                                         =======

(a) Interest rate subject to change approximately every 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.


Page 26                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                   VALUE
(000'S)        SECURITY                                                 (000's)
-------        --------                                                 -------
                            GOVERNMENT MONEY MARKET

               U.S. GOVERNMENT AGENCY
                OBLIGATIONS (78.0%)
               Federal Farm Credit Bank (7.2%)
$5,000         Discount Note Due 1/6/98 .........................         $4,996
 5,000         Discount Note Due 1/26/98 ........................          4,980
 5,000         Discount Note Due 2/3/98 .........................          4,974
                                                                         -------
                                                                          14,950
                                                                         -------

               FEDERAL HOME LOAN BANK (70.8%)
10,000         Discount Note Due 1/2/98 .........................          9,999
 5,000         Discount Note Due 1/5/98 .........................          4,997
10,000         Discount Note Due 1/7/98 .........................          9,991
 5,000         Discount Note Due 1/8/98 .........................          4,995
 9,150         Discount Note Due 1/9/98 .........................          9,139
 4,487         Discount Note Due 1/12/98 ........................          4,479
 5,000         Discount Note Due 1/14/98 ........................          4,990
 5,000         Discount Note Due 1/16/98 ........................          4,989
 5,000         Discount Note Due 1/21/98 ........................          4,985
 4,400         Discount Note Due 1/23/98 ........................          4,385
 5,000         Discount Note Due 1/28/98 ........................          4,979
10,000         Discount Note Due 1/30/98 ........................          9,955
 4,317         Discount Note Due 2/4/98 .........................          4,295
 2,590         Discount Note Due 2/5/98 .........................          2,576
 5,000         Discount Note Due 2/6/98 .........................          4,973
 5,000         Discount Note Due 2/11/98 ........................          4,969
 5,000         Discount Note Due 2/13/98 ........................          4,967
 5,000         Discount Note Due 2/18/98 ........................          4,963
 3,000         Discount Note Due 2/24/98 ........................          2,975
10,000         Discount Note Due 2/25/98 ........................          9,915
10,000         Discount Note Due 2/27/98 ........................          9,912
 5,000         Discount Note Due 3/6/98 .........................          4,950
 5,000         Discount Note Due 3/11/98 ........................          4,946
 5,000         Discount Note Due 3/12/98 ........................          4,947
 5,000         Discount Note Due 3/13/98 ........................          4,945
                                                                         -------
                                                                         147,216
                                                                         -------
               TOTAL U.S. GOVERNMENT AGENCIES
                 (Cost $162,166) ................................        162,166
                                                                         -------

               REPURCHASE AGREEMENT (10.6%)
                 (Cost $21,921)
 21,921        UBS Securities 6.250% Due 1/2/98
                 with maturity value of $21,929
                 (Collateralized by $22,446
                 U.S. Treasury Bond
                 13.875% Due 5/15/11) ...........................         21,921
                                                                         -------
               TOTAL INVESTMENTS (88.6%)
                 (Cost $184,087) ................................        184,087

               OTHER ASSETS IN EXCESS
                OF LIABILITIES (11.4%) ..........................         23,730
                                                                         -------

               TOTAL NET ASSETS (100.0%) ........................       $207,817
                                                                        ========

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                             TAX FREE MONEY MARKET
               ALABAMA (0.5%)
    $600       McIntosh Alabama Industrial
                 Development Board Pollution
                 Control Revenue Ciba-Geigy
                 Corporate Project
                 5.100% Due 7/1/04 (a) (e) ......................           $600

               ARIZONA (1.0%)
   1,275       Tucson Industrial Development
                 Tucson City Center Parking
                 Garage Authority
                 4.275% Due 6/1/15 (a) (e) ......................          1,275

               COLORADO (3.0%)
     100       Colorado Housing Finance Authority
                 Multi-Family Housing Revenue
                 (Grant Street Plaza)
                 4.275% Due 11/1/09 (a) (e) .....................            100

   1,700       Jefferson County Colorado
                 Industrial Development Revenue
                 Kindercare Centers Series C
                 3.800% Due 2/1/01 (a) (e) ......................          1,700

   2,000       Smith Creek Colorado
                 Metropolitan District Revenue
                 4.200% Due 10/1/35 (a) (e) .....................          2,000

     125       Summit County Colorado
                 Recreational Facilities Revenue
                 Refunding (Copper Mountain)
                 4.000% Due 4/1/17 (a) (e) ......................            125

               DELAWARE (3.1%)
    4,000      Delaware Economic
                 Development Authority
                 Multifamily Housing Revenue
                 (School House Trust 1985)
                 3.900% Due 12/1/15 (a) (e) .....................          4,000

               DISTRICT OF COLUMBIA (1.1%)
      700      District of Columbia General Fund
                 Series B-1 Recovery Bonds
                 5.000% Due 6/1/03 (a) (e) ......................            700

      800      District of Columbia General Fund
                 Series B-3 Recovery Bonds
                 5.000% Due 6/1/03 (a) (e) ......................            800


                       See notes to financial statements                Page 27

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

               FLORIDA (2.1%)
    $750       Florida Gulf Coast University
                 Certificates of Participation
                 Series 97
                 4.150% Due 8/1/27 (a) (e) ......................           $750

    1,985      Orange County Florida
                 Industrial Development
                 Revenue Refunding
                 (Orlando-Hawaiian Motel)
                 3.900% Due 10/1/15 (a) (e) .....................          1,985

               GEORGIA (4.1%)
    3,600      Burke County Georgia
                Development Authority Pollution
                Control Georgia Power Co.
                5.050% Due 10/1/24 (a) (e) ......................          3,600

    1,200       Burke County Georgia Development
                 Authority Pollution Control
                 Revenue Georgia Power Co.
                 5.050% Due 9/1/25 (a) (e) ......................          1,200

      600       Gwinnet County Georgia
                 Development Authority Revenue
                 (Wesleyan School Project)
                 4.200% Due 3/1/17 (a) (e) ......................            600

               HAWAII (1.6%)
     2,100     Hawaii State Housing Authority
                 Multifamily Revenue
                 (Tropicana West Project A)
                 3.800% Due 8/1/10 (a) (e) ......................          2,100

               ILLINOIS (9.9%)
       200     Darien Industrial Development
                 Authority Kindercare Centers
                 Series C
                 3.900% Due 2/1/01 (a) (e) ......................            200

       800      Illinois Development Finance
                 Authority Industrial Development
                 Refunding Bond (Dart Container)
                 3.900% Due 8/1/25 (a) (e) ......................            800

     2,000      Illinois Educational Facilities
                 Authority Revenue
                 Field Museum National History
                 3.800% Due 11/1/25 (a) (e) .....................          2,000

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

     $500      Illinois Health Facilities Authority
                 Revenue Central Health for
                 NW Community Hospital
                 4.000% Due 10/1/15 (a) (e) .....................           $500

    3,500      Illinois Health Facilities Authority
                 Revenue Advocate Health Care
                 Series B
                 3.650% Due 8/15/22 (a) (e) .....................          3,500

    3,550      St. Clair County Illinois Industrial
                 Development Board
                 (Winchester Apartments Project
                 Series 94)
                 4.550% Due 10/1/15 (a) (e) .....................          3,550

    2,300     Troy Grove Illinois Refunding
                 (Unimin Corp.)
                 5.015% Due 5/1/10 (a) (d) ......................          2,300

               INDIANA (6.6%)
    1,185      Benton Indiana Community School
                 Corp. Tax Anticipation Warrants
                 4.250% Due 12/31/98 ............................          1,187

      720      GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.300% Due 4/1/08 (a) (e) ......................            720

      600      Hamilton County Indiana
                 Option Tax Revenue Series 1997
                 3.900% Due 7/10/98 .............................            600

     1,000    Indiana Bond Bank
                 Advance Funding Notes
                 4.000% Due 1/21/98 .............................          1,000

     1,500    Indiana Bond Bank
                 Advance Funding Notes
                 3.900% Due 2/2/98 ..............................          1,500

     1,000    Indianapolis Indiana
                 Economic Development
                (Joint & Clutch Series 1984)
                 3.995% Due 12/1/14 (a) (d) .....................          1,000

      1,500   New Albany Floyd County Indiana
                 School Building Corp
                 Bond Anticipation Notes
                 3.950% Due 9/1/98 ..............................          1,500


Page 28                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997



PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)
    $1,090     St Joseph County Indiana
                 Judgement Funding General
                 Obligation Bond
                 4.000% Due 6/30/98 .............................         $1,090

               IOWA (0.5%)
      600      Iowa Higher Education Loan Authority
                 Revenue (Palmer Chiropractic)
                 5.350% Due 4/1/27 (a) (e) ......................            600

               KANSAS (1.5%)
    2,000      Salina Kansas Central Mall
                 (Salina Central Mall Dillard)
                 4.400% Due 12/1/14 (a) (e) .....................          2,000

               KENTUCKY (3.3%)
      820      Boone County Kentucky Industrial
                Development Bond Revenue
                (Jamike/Hemmer Project)
                4.000% Due 2/1/06 (a) (e) .......................            820

     430       Elva-New Harmony Oak Level
                 Fire Protection District
                 4.220% Due 12/1/31 (a) (e) .....................            430

     230       Florence Kentucky Industrial
                 Building Revenue
                (Florence Commercial Project)
                 3.900 % Due 6/1/07 (a) (e) .....................            230

   1,850       Fort Thomas Kentucky
                 Industrial Buildings Revenue
                 (Carmel Manor Project)
                 3.900% Due 10/1/14 (a) (e) .....................          1,850

     490       Harvey Brewers Fire Protection District
                 Kentucky Lease Revenue Program
                 4.220% Due 12/1/31 (a) (e) .....................            490

     490       Muhlenberg County Airport District
                 Development Area Financial Trust
                 4.220% Due 12/1/31 (a) (e) .....................            490

               MAINE (1.3%)
    1,675      Maine Health and Higher Education
                 Facilities Authority
                 (VHA New England)  Series E
                 3.700% Due 12/1/25 (a) (e) .....................          1,675

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

               MASSACHUSETTS (0.8%)
   $1,000      Brockton Massachusetts
                 Revenue Anticipation Notes
                 4.500% Due 6/30/98 .............................         $1,002

       50      Massachusetts State Housing
                 Finance Agency Revenue
                 Residential Development Series C
                 5.600% Due 5/15/98 .............................             50

               MICHIGAN (9.8%)
      960      Birmingham Michigan Economic
                 Development Corporation
                (Brown Street Project 83)
                 4.525% Due 12/1/18 (a) (e) .....................            960

     2,100     Lansing Michigan Economic
                 Development Corp
                 (Atrium Office Building)
                 3.850% Due 5/1/15 (a) (e) ......................          2,100

       905    Leelanau County Michigan
                 Economic Development Corp
                 Revenue (American Community
                 Mutual Insurance Co Project)
                 3.850% Due 6/15/06 (a) (e) .....................            905

     1,015     Livonia Michigan Economic
                Development Corporation
                (American Community
                Mutual Insurance)
                3.850% Due 11/15/04 (a) (e) .....................          1,015

       200     McDonald Tax-Exempt
                 Mortgage Trust #1
                 4.500% Due 1/15/09 (a) (e) .....................            196

       200    Michigan State Job Development
                 Authority Revenue
                 (Kentwood Residence)
                 3.800% Due 11/1/14 (a) (e) .....................            200

       320    Michigan State Strategic Fund
                 Revenue (Tawas Bay
                 Association Project)
                 3.850% Due 12/1/01 (a) (e) .....................            320



                        See notes to financial statements                Page 29

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                   VALUE
(000'S)        SECURITY                                                (000'S)
-------        --------                                                -------
                       TAX FREE MONEY MARKET (continued)

    $555       Michigan State Strategic Fund
                 Limited Obligation Revenue
                 Refunding (Woodbridge
                 Commercial Properties)
                 3.800% Due 10/15/05 (a) (e) ....................           $555

   2,200      Oakland County Michigan Economic
                 Development Corporation
                 (Corners Shopping Center)
                 3.700% Due 8/1/15 (a) (e) ......................          2,200

   3,500      Plainwell Michigan Economic
                 Development Corp
                 (Phillip Morris Inc.)
                 4.650% Due 11/1/07 (a) (e) .....................          3,500

     800      University of Michigan Hospital
                5.100% Due 12/1/19 (a) (e) ......................            800

               MINNESOTA (2.3%)
   1,120       Hutchinson Minnesota
                 Economic Development Authority
                 Revenue Refunding
                 (Developers Diversified)
                 3.850% Due 8/15/06 (a) (e) .....................          1,120

    1,109      International Falls Minnesota
                 Economic Development
                 Revenue (Developers Diversified
                 Limited Project)
                 4.370% Due 7/1/06 (a) (e) ......................          1,109

      750      Minneapolis Minnesota Series B
                 General Obligation
                 4.140% Due 12/1/05 (a) (e) .....................            750

               MISSISSIPPI (0.4%)
      575      Desoto County Mississippi
                 Industrial Development
                 Revenue (American Soap
                 Company Project)
                 5.015% Due 12/1/08 (a) (d) .....................            575

               MISSOURI (4.2%)
    3,600      Jackson County Industrial
                 Development Authority
                 YMCA Greater Kansas Project A
                 5.400% Due 11/1/16 (a) (e) .....................          3,600

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

    $1,850     Kansas City  Industrial Development
                 Authority Hospital Revenue
                 Baptist Health System Series A
                 4.000% Due 8/1/18 (a) (e) ......................         $1,850

               NEW JERSEY (1.2%)
     1,000     New Jersey Economic
                 Development Authority
                 (Genlyte-Union County Project)
                 4.000% Due 10/15/09 (a) (e) ....................          1,000

       495     New Jersey Health Care Facilities
                 Finance Authority Revenue
                 Atlantic City Medical Center
                 Series B
                 8.375% Due 8/1/20 (b) ..........................            506

               NEW YORK (2.7%)
     1,000     Nassau  County New York
                 Revenue Anticipation Notes
                 Series A
                 4.250% Due 3/10/98 .............................          1,001

       360     New York City Cultural Resources
                 Revenue Trust (Modern Museum)
                 4.500% Due 1/1/99 ..............................            362

       500     New York, New York Municipal
                 Securities Trust Receipts
                 4.250% Due 2/1/19 (a) (e) ......................            500

       175     New York State Power Authority
                 General Purpose Revenue
                 (Series W Refunding)
                 6.200% Due 1/1/98 (b) ..........................            175

     1,500     North Hempstead New York
                Bond Anticipation Notes Series B
                 4.000% Due 1/29/98 .............................          1,500

               NORTH CAROLINA (0.1%)
       100     Beaufort North Carolina
                 Industrial Facility Pollution Control
                 Revenue - Texas Gulf Inc 1985
                 4.250% Due 12/1/00 (a) (e) .....................            100

               OHIO (13.6%)
       190     Brooklyn Ohio Industrial
                 Development Revenue Refunding
                 (Clinton Road Project A)
                 3.850% Due 12/1/00 (a) (e) .....................            190



Page 30                     See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                   VALUE
(000'S)        SECURITY                                                 (000'S)
-------        --------                                                 -------
                       TAX FREE MONEY MARKET (continued)

    $690       Buckeye Ohio Tax Exempt
                 Mortgage Bond Trust Series C
                 4.260% Due 2/1/05 (a) (e) ......................           $690

     940       Cincinnati & Hamilton County
                 Ohio Port Authority Revenue
                 Refunding (Tri State Building)
                 3.700% Due 9/1/99 (a) (e) ......................            940

      495       Citizens Federal Tax-Exempt
                 Mortgage Bond Trust
                 4.100% Due 9/1/08 (a) (e) ......................            495

      495       Clermont County Ohio Economic
                 Development Revenue
                 (John Q. Hammons Project)
                 3.800% Due 5/1/12 (a) (e) ......................            495

      225       Franklin County Ohio Industrial
                 Development Revenue
                 (GSW Building Association Ltd.)
                 3.800% Due 11/1/15 (a) (e) .....................            225

    1,665       Lakewood Ohio Hospital
                 Revenue (Hospital
                 Improvement Series 1983)
                 4.180% Due 11/1/10 (a) (e) .....................          1,665

    1,200      Lorain County Industrial
                 Development Authority - Living &
                 Hospital Facilities Elyria United
                 Methodist Village Project
                 4.000% Due 6/1/02 (a) (e) ......................          1,200

      916      McDonald Tax Exempt Mortgage
                 Trust #1
                 4.500% Due 1/15/09 (a) (e) .....................            916

    1,035      Montgomery County Ohio
                 Economic Development Revenue
                 (Wayne Town Association)
                 3.800% Due 10/1/99 (a) (e) .....................          1,035

    1,285      Ohio Company Tax Exempt
                 Mortgage Trust Series 2
                 4.140% Due 6/15/03 (a) (e) .....................          1,285

    1,270      Riverside Ohio Economic
                 Development Revenue
                 (Riverside Association Project)
                 3.800% Due 9/1/12 (a) (e) ......................          1,270

PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

     $930      Riverside Ohio Economic
                 Development Revenue
                 (Wright Point Association)
                 3.800% Due 9/1/10 (a) (e) ......................           $930

    2,000      Stark County Ohio Health Care
                 Facilities (Canton Christian
                 Home Project) Series 90
                 3.750% Due 9/1/15 (a) (e) ......................          2,000

      555      Stark County Ohio Health Care
                 Facility (Canton Christian Home)
                 3.800% Due 9/15/16 (a) (e) .....................            555

      275      Stark County Ohio Industrial
                 Development Revenue
                 (Belpar Professional Building)
                 3.850% Due 10/1/04 (a) (e) .....................            275

    1,925      Stark County Ohio Industrial
                 Development Revenue
                 (Newmarket Parking Ltd.)
                 3.850% Due 11/1/14 (a) (e) .....................          1,925

    1,550      Willoughby Hills Ohio Industrial
                 Development Revenue
                 (Renaissance Properties Project)
                 3.850% Due 12/15/14 (a) (e) ....................          1,550

               OKLAHOMA (1.0%)
    1,250      Tulsa County Oklahoma Industrial
                 Development Authority
                 Healthcare Revenue
                 Laureate Psychiatric Center
                 3.900% Due 12/15/08 (a) (e) ....................          1,250

               PENNSYLVANIA (7.5%)
      815      Commonwealth Tax-Exempt
                 Mortgage Bond Trust Series A
                 4.050% Due 11/1/05 (a) (e) .....................            815

      196      McDonald Tax Exempt Mortgage
                 Trust #1
                 4.500% Due 1/15/09 (a) (e) .....................            196

    3,250      Montgomery County Pennsylvania
                 Higher Education & Loan
                 Series 96A
                 4.000% Due 8/1/21 (a) (e) ......................          3,250



                       See notes to financial statements                 Page 31

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------

                       TAX FREE MONEY MARKET (continued)

    $1,500     Montgomery County Pennsylvania
                 Higher Education & Loan
                 Series 97A
                 4.000% Due 4/1/17 (a) (e) ......................         $1,500

     1,000     Pennsylvania State Higher Education
                 Facilities Authority Revenue
                 Carnegie Mellon University
                 Series A
                 4.850% Due 11/1/25 (a) (e) .....................          1,000

     1,200      Pennsylvania State Higher Education
                 Facilities Authority Revenue
                 Thomas Jefferson University
                 Series B
                 3.800% Due 6/1/07 (a) (e) ......................          1,200

     1,800      Schuylkill County Pennsylvania
                 Industrial Development Authority
                 Resource Recovery Revenue NE
                 Power Series A
                 3.700% Due 12/1/02 (a) (e) .....................          1,800

               TENNESSEE (3.3%)
       375     Clarksville Refunding General
                 Obligation
                 5.100% Due 2/1/98 ..............................            375

     2,700     Franklin County Tennessee Health
                 & Educational Facilities Revenue
                 (University of the South Sewanee)
                 3.800% Due 9/1/10 (a) (e) ......................          2,700

     1,280     GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.300% Due 4/1/08 (a) (e) ......................          1,280

               TEXAS (7.1%)
     1,400     Harris County Texas
                 Multifamily Housing Revenue
                (Country Scape Development)
                 4.525% Due 4/1/07 (a) (e) ......................          1,400

       650     NCNB Pooled Tax Exempt Trust
                 Certificate of Participation
                 Series 1990-B
                 4.250% Due 11/15/20 (B)(a)(d) ..................            650

     2,485     Port of Corpus Christi Texas
                 Industrial Development
                 (Lantana Corp. Project)
                 3.855% Due 7/1/02 (a) (e) ......................          2,485


PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

    $2,000     San Antonio Texas Electric & Gas
                 3.800% Due 2/1/20 (a) (e) ......................         $2,000

     2,650     Waxahachie Texas Industrial
                 Development Authority
                 (Dart Container Project
                 Series 1985)
                 3.825% Due 4/1/06 (a) (d) ......................          2,650

               VERMONT (0.3%)
       425     Vermont Industrial Development
                 Authority Hydroelectric Revenue
                 Bond Central Vermont Public
                 Service Corp.
                 3.950% Due 12/1/13 (a) (e) .....................            425

               VIRGINIA (3.2%)
     1,100     Richmond  Virginia Revenue Bond
                 4.200% Due 6/30/01 (a) (e) .....................          1,100

     2,000     Richmond  Virginia  Public Utilities
                 Revenue  Series A
                 7.900% Due 1/15/08 (b) .........................          2,042

     1,000     Rockingham County Virginia
                 Industrial Development Authority
                 (Merck & Company Inc. Project)
                 4.650% Due 10/1/22 (a) (e) .....................          1,000

               WASHINGTON (0.8%)
     1,055     Washington State Housing  Finance
                 Community Non-Profit Housing
                 Revenue (Emerald Heights Project)
                 5.100% Due 1/1/21 (a) (e) ......................          1,055

               WEST VIRGINIA (2.9%)
     3,100     Marshall County West Virginia
                 Pollution Control Revenue
                 Mountaineer Carbon Co.
                 4.900% Due 12/1/20 (a) (e) .....................          3,100

       680     Wood County West Virginia
                 Industrial Development Revenue
                 (Aga Gas Inc Project)
                 3.900% Due 10/1/98 (a) (e) .....................            680

               WISCONSIN (5.8%)
       910     De Pere Wisconsin School District
                 4.100% Due 10/28/98 ............................            911


Page 32                    See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1997



PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)        SECURITY                                                  (000'S)
-------        --------                                                  -------
                       TAX FREE MONEY MARKET (continued)

   $3,000      Fox Point & Bayside Wisconsin
                 Joint School District
                 Bond Anticipation Notes
                 4.200% Due 4/10/98                                       $3,001

    1,000      Oregon Wisconsin School District
                 Tax Revenue Anticipation Notes
                 4.220% Due 9/16/98                                        1,001

    2,600      University of Wisconsin Hospital &
                 Clinics Authority Revenue
                 3.700% Due 4/1/26  (a) (e)                                2,600

               WYOMING (1.0%)
    1,190      Cheyenne County Wyoming
                 Economic Development
                 Revenue Bonds (Holiday Inn)
                 3.900% Due 10/1/10 (a) (e)                                1,190

      100      Sweetwater County Wyoming
                 Pollution Control Revenue
                 (Idaho Power) Series C
                 5.100% Due 7/15/26 (a) (e)                                  100
                                                                         -------

               TOTAL INVESTMENTS (107.6%)
                  (Cost $139,915)                                        139,915

               LIABILITIES IN EXCESS OF
                  OTHER ASSETS (-7.6%)                                   (9,832)
                                                                         -------

               TOTAL NET ASSETS (100.0%)                                $130,083
                                                                        ========

(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers."
(a) Interest rate subject to change approximately every 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.
(b) Prerefunded
(d) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nation's 30 largest banks).
(e) Coupon fluctuates with remarket value.


                       See notes to financial statements              Page 33

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1997




                                                                     GROWTH AND              QUANTITATIVE
$ in Thousands                                            TUDOR       INCOME       GROWTH       EQUITY
--------------                                            -----       ------       ------       ------
MONEY MARKET
     ASSETS
Investments at value (+) ............................   $ 146,359    $ 115,045    $ 37,078    $ 96,208
Investments in Repurchase Agreements,at value (+) ...      26,576            0      16,253           0
Cash ................................................           1            0           0           0
Receivable for securities sold ......................       2,797        1,710       8,159           0
Receivable for Fund shares sold .....................         589          400       1,465         101
Dividends and interest receivable ...................         131          166          24         150
Other assets ........................................          13            7           4           7
                                                        ---------    ---------    --------    --------
                                                          176,466      117,328      62,983      96,466
                                                        ---------    ---------    --------    --------
     LIABILITIES
Distributions payable ...............................           0            0           0           0
Payable to custodian bank ...........................           0            0           0         286
Payable for investment securities purchased .........       4,859            0         429           0
Payable for Fund shares redeemed ....................       4,921           46      15,916          11
Unrealized depreciation on forward currency contracts           0            0           0           0
Accrued investment advisory fee payable - Note 5 ....         132           73          37          63
Accrued administration fee payable - Note 5 .........           7            6           4           4
Payable for variation margin ........................           0            0           0           1
Accrued expenses ....................................          88           57          40          46
                                                        ---------    ---------    --------    --------
                                                           10,007          182      16,426         411
                                                        ---------    ---------    --------    --------
      NET ASSETS ....................................     166,459      117,146      46,557      96,055
                                                        =========    =========    ========    ========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ...............       2,531        3,336           1          16
Paid-in surplus .....................................     120,321       73,588      37,400      72,722
Accumulated undistributed net investment income/
   (distributions in excess of net investment income)          98          243          62         382
Undistributed net realized gains on investments,
   futures, options and currencies/(Distributions
   in excess of realized gains on investments,
   futures, options and currencies) .................       2,617          136       3,019       1,963
Net unrealized appreciation on
   investments, futures and currencies ..............      40,892       39,843       6,075      20,972
                                                        ---------    ---------    --------    --------
NET ASSETS APPLIED TO OUTSTANDING SHARES ............     166,459      117,146      46,557      96,055
                                                        =========    =========    ========    ========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding .........................................       7,601        3,336         409      16,452
                                                        =========    =========    ========    ========
Par Value ...........................................   $ .33 1/3    $    1.00    $  0.001    $  0.001
                                                        =========    =========    ========    ========
Net asset value per share ...........................   $   21.90    $   35.11    $ 113.74    $   5.84
                                                        =========    =========    ========    ========

(+) Investments at cost .............................     132,043       75,202      47,256      75,266

UNREALIZED APPRECIATION/(DEPRECIATION): *
   Gross appreciation ...............................      42,526       40,399       8,633      22,157
   Gross depreciation ...............................      (1,634)        (556)     (2,558)     (1,185)
                                                        ---------    ---------    --------    --------
NET UNREALIZED APPRECIATION .........................      40,892       39,843       6,075      20,972
                                                        =========    =========    ========    ========


Page 34



                                                                                  INTERMEDIATE
                                                                      GOVERNMENT   MUNICIPAL    GOVERNMENT   TAX FREE
$ in Thousands                                         INTERNATIONAL  SECURITIES     BOND      MONEY MARKET MONEY MARKET
--------------                                         -------------  ----------     ----      ------------ ------------
     ASSETS
Investments at value (+) ............................   $   9,509    $ 144,727    $  23,639    $ 162,166    $139,915
Investments in Repurchase Agreements,at value (+) ...           0            0            0       21,921           0
Cash ................................................           0          112           55            1         732
Receivable for securities sold ......................         202       33,210            0            0           0
Receivable for Fund shares sold .....................           1          731           63       27,400       2,716
Dividends and interest receivable ...................          29          888          368            4       1,100
Other assets ........................................           1            4            7            4           9
                                                        ---------    ---------    ---------    ---------    --------
                                                            9,742      179,672       24,132      211,496     144,472
                                                        ---------    ---------    ---------    ---------    --------
     LIABILITIES
Distributions payable ...............................           0          476           89            0           9
Payable to custodian bank ...........................         974            0            0            0           0
Payable for investment securities purchased .........         148       70,600          474            0      11,763
Payable for Fund shares redeemed ....................           5           26           31        3,500       2,499
Unrealized depreciation on forward currency contracts           4            0            0            0           0
Accrued investment advisory fee payable - Note 5 ....          14           56            5           79          54
Accrued administration fee payable - Note 5 .........           0            4            0            6           4
Payable for variation margin ........................           0            0            0            0           0
Accrued expenses ....................................          42           67           25           94          60
                                                        ---------    ---------    ---------    ---------    --------
                                                            1,187       71,229          624        3,679      14,389
                                                        ---------    ---------    ---------    ---------    --------
      NET ASSETS ....................................       8,555      108,443       23,508      207,817     130,083
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ...............           8           12            2          208         130
Paid-in surplus .....................................       7,462      147,831       22,782      209,624     129,972
Accumulated undistributed net investment income/
   (distributions in excess of net investment income)         (23)           3            1            0           0
Undistributed net realized gains on investments,
   futures, options and currencies/(Distributions
   in excess of realized gains on investments,
   futures, options and currencies) .................        (168)     (39,887)        (108)      (2,015)        (19)
Net unrealized appreciation on
   investments, futures and currencies ..............       1,276          494          831            0           0
                                                        ---------    ---------    ---------    ---------    --------
NET ASSETS APPLIED TO OUTSTANDING SHARES ............       8,555      108,443       23,508      207,817     130,083
                                                        =========    =========    =========    =========    ========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding .........................................         843       11,611        2,249      208,091     130,104
                                                        =========    =========    =========    =========    ========
Par Value ...........................................   $    0.01    $   0.001    $   0.001    $   0.001    $  0.001
                                                        =========    =========    =========    =========    ========
Net asset value per share ...........................   $   10.15    $    9.34    $   10.45    $    1.00    $   1.00
                                                        =========    =========    =========    =========    ========

(+) Investments at cost .............................       8,228      144,233       22,808      184,087     139,915

UNREALIZED APPRECIATION/(DEPRECIATION): *
   Gross appreciation ...............................       1,817          496          837            0           0
   Gross depreciation ...............................        (541)          (2)          (6)           0           0
                                                        ---------    ---------    ---------    ---------    --------
NET UNREALIZED APPRECIATION .........................       1,276          494          831            0           0
                                                        =========    =========    =========    =========    ========





* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FU NDS

STATEMENTS OF OPERATIONS FOR YEAR ENDED DECEMBER 31, 1997



                                                                             GROWTH AND             QUANTITATIVE
                                                                    TUDOR       INCOME     GROWTH      EQUITY
                                                                    -----       ------     ------      ------
$ in Thousands
INVESTMENT INCOME:
Dividends ......................................................   $    498    $  1,811    $   175    $  1,985
Interest .......................................................        377         124        214         166
Income from securities loaned - Note 4 .........................         48           0         19           0
Class action litigation settlements ............................        476           6        219           3
                                                                   --------    --------    -------    --------
                                                                      1,399       1,941        627       2,154
                                                                   --------    --------    -------    --------
EXPENSES:
Investment advisory fee - Note 5 ...............................      1,587         759        475         783
Transfer agent fees and expenses ...............................        204          81         27          52
Administration fees - Note 5 ...................................         99          69         38          42
Custodian fees and expenses ....................................         81          17         33          31
Fund accounting fees and expenses ..............................         76          43         29          45
Professional fees ..............................................         64          47         44          44
Trustees' fees and expenses ....................................         22          21         20          20
Registration fees ..............................................         19          18         21          13
Shareholders' reports ..........................................         10           9          9          14
Other expenses .................................................         18          13         10          35
                                                                   --------    --------    -------    --------
                                                                      2,180       1,077        706       1,079
Less fees waived by adviser ....................................          0           0          0           0
Less reimbursement by adviser ..................................          0           0          0           0
Less expenses paid indirectly - Note 7 .........................         (3)         (3)        (2)         (3)
                                                                   --------    --------    -------    --------
                                                                      2,177       1,074        704       1,076
                                                                   --------    --------    -------    --------
NET INVESTMENT INCOME/(LOSS) ...................................       (778)        867        (77)      1,078
                                                                   --------    --------    -------    --------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
         FUTURES, OPTIONS AND CURRENCIES:
         Net realized gain/(loss) on investments ...............     27,744      12,903      9,380      18,088
         Net realized (loss) on currencies .....................        (12)          0         (5)          0
         Net change in unrealized appreciation/(depreciation) on
                  investments, futures and options .............     (6,932)     16,703     (2,179)      4,604
         Net change in unrealized depreciation on currencies ...          0           0          0           0
                                                                   --------    --------    -------    --------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND
         CURRENCIES ............................................     20,800      29,606      7,196      22,692
                                                                   --------    --------    -------    --------

NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS .............................     20,022      30,473      7,119      23,770
                                                                   ========    ========    =======    ========



Page 36                    See notes to financial statements

                                                                                        INTERMEDIATE GOVERNMENT
                                                                             GOVERNMENT  MUNICIPAL     MONEY      MONEY
$ in Thousands                                                 INTERNATIONAL SECURITIES    BOND        MARKET     MARKET
--------------                                                 ------------- ----------    ----        ------     ------
INVESTMENT INCOME:
Dividends ......................................................   $   216    $     0    $     0      $     0    $     0
Interest .......................................................        16      7,491      1,128        8,582      5,086
Income from securities loaned - Note 4 .........................         0         17          0            0          0
Class action litigation settlements ............................         2          0          0            0          0
                                                                   -------    -------    -------      -------    -------
                                                                       234      7,508      1,128        8,582      5,086
                                                                   -------    -------    -------      -------    -------
EXPENSES:
Investment advisory fee - Note 5 ...............................        62        702         96          780        650
Transfer agent fees and expenses ...............................        39         53         35          182         84
Administration fees - Note 5 ...................................         0         51          0           72         47
Custodian fees and expenses ....................................        22         23          4           29         23
Fund accounting fees and expenses ..............................        24         50         21           65         55
Professional fees ..............................................        46         64         29           55         44
Trustees' fees and expenses ....................................        18         21         18           21         20
Registration fees ..............................................        13         11         16           29         23
Shareholders' reports ..........................................         6         14          6           12         11
Other expenses .................................................         6         19         15           21         14
                                                                   -------    -------    -------      -------    -------
                                                                       236      1,008        240        1,266        971
Less fees waived by adviser ....................................         0          0        (56)           0          0
Less reimbursement by adviser ..................................         0          0         (4)           0          0
Less expenses paid indirectly - Note 7 .........................        (3)        (2)        (2)          (5)       (10)
                                                                   -------    -------    -------      -------    -------
                                                                       233      1,006        178        1,261        961
                                                                   -------    -------    -------      -------    -------
NET INVESTMENT INCOME/(LOSS) ...................................         1      6,502        950        7,321      4,125
                                                                   -------    -------    -------      -------    -------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
         FUTURES, OPTIONS AND CURRENCIES:
         Net realized gain/(loss) on investments ...............      (989)     1,562         34          0         (4)
         Net realized (loss) on currencies .....................      (196)         0          0          0          0
         Net change in unrealized appreciation/(depreciation) on
                  investments, futures and options .............       691        307        652          0          0
         Net change in unrealized depreciation on currencies ...       (19)         0          0          0          0
                                                                   -------    -------    -------    -------    -------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND
         CURRENCIES ............................................       387      1,869        686          0         (4)
                                                                   -------    -------    -------    -------    -------

NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS .............................       388      8,371      1,636      7,321      4,121
                                                                   =======    =======    =======    =======    =======




                       See notes to financial statements

WEISS, PECK & GREER MUTUAL F UNDS

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                       GROWTH AND
                                                            TUDOR                       INCOME                   GROWTH
                                                            -----                       ------                   ------
$ in Thousands
                                                       1997           1996            1997     1996         1997         1996
                                                       ----           ----            ----     ----         ----         ----
OPERATIONS:
Net investment income/(loss) ......................   ($    778)   ($  1,042)   $     867    $  1,107    ($     77)   ($     43)
Net realized gain/(loss) on
   investments, futures,
   options, and currencies ........................      27,732       30,159       12,903       7,405        9,375       13,594
Net change in unrealized
   appreciation/(depreciation)
   on investments, futures,
   options and currencies .........................      (6,932)       1,416       16,703       7,840       (2,179)      (2,903)
                                                      ---------    ---------    ---------    --------    ---------    ---------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................      20,022       30,533       30,473      16,352        7,119       10,648
                                                      ---------    ---------    ---------    --------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .....................           0            0         (735)     (1,001)           0            0
   From capital gains .............................     (26,044)     (27,250)     (13,500)     (6,957)      (7,513)     (13,157)
                                                      ---------    ---------    ---------    --------    ---------    ---------
NET DECREASE DUE TO
   DISTRIBUTIONS ..................................     (26,044)     (14,235)      (7,958)     (7,513)     (13,157)     (13,157)
                                                      ---------    ---------    ---------    --------    ---------    ---------

TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST:
RECEIVED ON ISSUANCE:
   Shares sold ....................................     398,240      157,573       19,356      10,378      250,575      120,071
   Distributions reinvested .......................      24,010       24,493       12,892       7,047        7,513       12,286
   Shares redeemed ................................    (431,139)    (169,513)     (14,277)    (10,239)    (273,976)    (127,462)
                                                      ---------    ---------    ---------    --------    ---------    ---------
NET INCREASE/(DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS .....................      (8,889)      12,553       17,971       7,186      (15,888)       4,895
                                                      ---------    ---------    ---------    --------    ---------    ---------

TOTAL INCREASE/(DECREASE)
   IN NET ASSETS ..................................     (14,911)      15,836       34,209      15,580      (16,282)       2,386

NET ASSETS:
Beginning of year .................................     181,370      165,534       82,937      67,357       62,839       60,453
                                                      ---------    ---------    ---------    --------    ---------    ---------
End of year + .....................................     166,459      181,370      117,146      82,937       46,557       62,839
                                                      =========    =========    =========    ========    =========    =========

+  Includes undistributed net
    investment income/
    (distributions in excess of
    net investment income) ........................          98         (358)         243         207           62         (205)

Transactions in shares of the funds (in thousands):
   Sold ...........................................      16,664        6,124          549         366        2,055          861
   Reinvestment of distributions ..................       1,115        1,057          368         238           67          104
   Redeemed .......................................     (17,969)      (6,604)        (410)       (364)      (2,243)        (918)
                                                      ---------    ---------    ---------    --------    ---------    ---------
Net increase/(decrease) ...........................        (190)         577          507         240         (121)          47
                                                      =========    =========    =========    ========    =========    =========


                                                            QUANTITATIVE                                         GOVERNMENT
                                                               EQUITY                 INTERNATIONAL              SECURITIES
                                                               ------                 -------------              ----------
                                                          1997         1996          1997       1996         1997         1996
$ in Thousands                                            ----         ----          ----       ----         ----         ----
OPERATIONS:
Net investment income/(loss) ......................   $   1,078    $   2,219    $      1    $     41    $   6,502    $   8,454
Net realized gain/(loss) on
   investments, futures,
   options, and currencies ........................      18,088       29,051        (285)      1,469        1,562       (1,080)
Net change in unrealized
   appreciation/(depreciation)
   on investments, futures,
   options and currencies .........................       4,604       (5,583)        672        (887)         307       (2,578)
                                                      ---------    ---------    --------    --------    ---------    ---------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................      23,770       25,687         388         623        8,371        4,796
                                                      ---------    ---------    --------    --------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .....................      (1,032)      (1,873)         (7)        (44)      (6,446)      (8,400)
   From capital gains .............................     (18,970)     (26,218)       (348)     (1,393)           0            0
                                                      ---------    ---------    --------    --------    ---------    ---------
NET DECREASE DUE TO
   DISTRIBUTIONS ..................................     (20,002)     (28,091)       (355)     (1,437)      (6,446)      (8,400)
                                                      ---------    ---------    --------    --------    ---------    ---------

TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST:
RECEIVED ON ISSUANCE:
   Shares sold ....................................      10,292       40,334       1,504       2,535        9,057        8,570
   Distributions reinvested .......................      19,631       25,939         353       1,284        4,387        5,278
   Shares redeemed ................................     (40,086)     (94,620)     (6,496)     (4,038)     (27,730)     (61,018)
                                                      ---------    ---------    --------    --------    ---------    ---------
NET INCREASE/(DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS .....................     (10,163)      (4,639)     (4,639)       (219)     (14,286)     (47,170)
                                                      ---------    ---------    --------    --------    ---------    ---------

TOTAL INCREASE/(DECREASE)
   IN NET ASSETS ..................................      (6,395)     (30,751)     (4,606)     (1,033)     (12,361)     (50,774)

NET ASSETS:
Beginning of year .................................     102,450      133,201      13,161      14,194      120,804      171,578
                                                      ---------    ---------    --------    --------    ---------    ---------
End of year + .....................................      96,055      102,450       8,555      13,161      108,443      120,804
                                                      =========    =========    ========    ========    =========    =========
+  Includes undistributed net
    investment income/
    (distributions in excess of
    net investment income) ........................         382          336         (23)        (41)           3            8

Transactions in shares of the funds (in thousands):
   Sold ...........................................       1,618        5,658         142         224          989          929
   Reinvestment of distributions ..................       3,361        4,345          35         124          476          575
   Redeemed .......................................      (5,933)     (12,053)       (613)       (358)      (3,003)      (6,638)
                                                      ---------    ---------    --------    --------    ---------    ---------
Net increase/(decrease) ...........................        (954)      (2,050)       (436)        (10)      (1,538)      (5,134)
                                                      =========    =========    ========    ========    =========    =========



                                                           INTERMEDIATE
                                                             MUNICIPAL                    GOVERNMENT                TAX FREE
                                                               BOND                     MONEY MARKET              MONEY MARKET
                                                               ----                     ------------              ------------
                                                        1997           1996          1997           1996         1997        1996
$ in Thousands                                          ----           ----          ----           ----         ----        ----
OPERATIONS:
Net investment income/(loss) ......................   $    950    $       657    $     7,321    $     6,130  $     4,125  $  3,940
Net realized gain/(loss) on
   investments, futures,
   options, and currencies ........................         34              5              0              7           (4)       (3)
Net change in unrealized
   appreciation/(depreciation)
   on investments, futures,
   options and currencies .........................        652            (46)             0              0            0         0
                                                      --------    -----------    -----------    -----------  -----------    ------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................      1,636            616          7,321          6,137        4,121     3,937
                                                      --------    -----------    -----------    -----------  -----------   -------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .....................       (950)          (657)        (7,321)        (6,132)      (4,125)   (3,940)
   From capital gains .............................          0              0              0              0            0         0
                                                      --------    -----------    -----------    -----------  -----------    ------
NET DECREASE DUE TO
   DISTRIBUTIONS ..................................       (950)          (657)        (7,321)        (6,132)      (4,125)   (3,940)
                                                      --------    -----------    -----------    -----------  -----------    ------

TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST:
RECEIVED ON ISSUANCE:
   Shares sold ....................................     13,254          6,115      1,653,080      1,206,518    1,058,249  1,110,592
   Distributions reinvested .......................        564            473          7,078          6,163        3,978      3,991
   Shares redeemed ................................     (6,210)        (4,063)    (1,605,127)    (1,191,110)  (1,049,563)(1,118,911)
                                                      --------    -----------    -----------    -----------  ----------- ----------
NET INCREASE/(DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS .....................      7,608          2,525         55,031         21,571       12,664     (4,328)
                                                      --------    -----------    -----------    -----------  -----------  ---------

TOTAL INCREASE/(DECREASE)
   IN NET ASSETS ..................................      8,294          2,484         55,031         21,576       12,660     (4,331)

NET ASSETS:
Beginning of year .................................     15,214         12,730        152,786        131,210      117,423    121,754
                                                      --------    -----------    -----------    -----------  -----------  ---------
End of year + .....................................     23,508         15,214        207,817        152,786      130,083    117,423
                                                      ========    ===========    ===========    ===========  ===========   ========

+  Includes undistributed net
    investment income/
    (distributions in excess of
    net investment income) ........................          1              1              0              0            0          0

Transactions in shares of the funds (in thousands):
   Sold ...........................................      1,301            607      1,653,080      1,206,516    1,058,249  1,110,592
   Reinvestment of distributions ..................         55             47          7,078          6,163        3,978      3,991
   Redeemed .......................................       (607)          (402)    (1,605,127)    (1,191,110)  (1,049,563)(1,118,911)
                                                      --------    -----------    -----------    -----------  ------------ ----------
Net increase/(decrease) ...........................        749            252         55,031         21,569       12,664     (4,328)
                                                      ========    ===========    ===========    ===========  =========== ==========




                       See notes to financial statements                Page 39

WEISS PECK & GREER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS



1. - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION
------------
     The following are open-end management investment companies registered under the Investment Company Act of 1940 (the "Act"):

         WPG Tudor Fund ("Tudor")
         WPG  Growth and Income  Fund  ("Growth  and  Income")
         WPG Growth  Fund ("Growth")
         Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"):
           WPG Quantitative Equity Fund  ("Quantitative  Equity")
           WPG Government Securities Fund ("Government  Securities")
           WPG Intermediate Municipal Bond  Fund  ("Municipal  Bond")
           WPG Government Money Market Fund ("Government Money Market") WPG Tax Free Money Market Fund ("Tax Free Money Market")
         Weiss, Peck & Greer International Fund ("International")

     Each fund is diversified.

     Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies followed by the funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION
-------------------
     COMMON STOCK - Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

     BONDS - Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchanges or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

     MONEY MARKET SECURITIES - Investments are valued at amortized cost, which has been determined by the Funds' Board of Trustees to represent the fair value of the Fund's investments.

     FOREIGN SECURITIES - Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

     OTHER SECURITIES - Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
---------------------------------------------
     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

WEISS PECK & GREER MUTUAL FUNDS

FEDERAL INCOME TAXES
--------------------
     The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1997, the following funds had capital loss carryforwards:

              (in thousands)
                                                YEAR OF EXPIRATION
                                                ------------------
         FUND                      2001     2002        2003      2004     2005
         ----                      ----     ----        ----      ----     ----
     Government Securities         --      18,940      20,113      753      --
     Municipal Bond                --         100           8      --       --
     Government Money Market       --       2,014        --        --       2
     Tax Free Money Market         11        --             1        3      4


DISTRIBUTION TO SHAREHOLDERS
----------------------------
     DIVIDENDS FROM NET INVESTMENT INCOME - Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Growth, Quantitative Equity and International Funds and quarterly for the Growth & Income Fund. Dividends from net investment income are declared daily and paid monthly for the Government Securities, Municipal Bond, Government Money Market and Tax Free Money Market Funds.

     DISTRIBUTIONS FROM CAPITAL GAINS - Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Funds not to distribute such gains.

     The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sale losses, options and futures, and post October losses.

ORGANIZATION EXPENSES
---------------------

     Organizational and initial offering expenses of approximately $97,000 and $77,000 for the Quantitative Equity Fund and Municipal Bond Fund, respectively, were deferred and are being amortized on a straight line basis over a sixty-month period.

REPURCHASE AGREEMENTS (TUDOR, GROWTH, GOVERNMENT SECURITIES,
GOVERNMENT MONEY MARKET)
-----------------------

     It is each Funds' policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

FUTURES (TUDOR, GROWTH, QUANTITATIVE EQUITY, INTERNATIONAL,
GOVERNMENT SECURITIES)
----------------------

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

WEISS PECK & GREER MUTUAL FUNDS

OPTIONS WRITING (TUDOR, GROWTH & INCOME, GROWTH, QUANTITATIVE EQUITY, INTERNATIONAL AND GOVERNMENT SECURITIES)
-------------------------------------------
     A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor and Growth which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

FOREIGN SECURITIES (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
--------------------------------------------------------------------
     Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

FORWARD CURRENCY CONTRACTS (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
----------------------------------------------------------------------------
     A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

FOREIGN CURRENCY TRANSACTIONS (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
-------------------------------------------------------------------------------
     The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

USE OF ESTIMATES
----------------
     Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

WEISS PECK & GREER MUTUAL FUNDS

2 - SECURITIES TRANSACTIONS
     For the year ended December 31, 1997, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), the Fund's investment adviser or Hill Samuel Investment Management Limited, the International Fund's sub-adviser, on such transactions were as follows:


                                  PROCEEDS    COST OF                COMMISSIONS
                              OF SECURITIES  SECURITIES    TOTAL     RECEIVED BY
                                   SOLD      PURCHASED   COMMISSIONS WPG OR HSIM
                                  (000's)     (000's)     (000's)     (000's)
                                  -------     -------     -------     -------

            Tudor                 $239,125     $181,025     $258        $ 91
            Growth and Income       69,050       70,820      126         100
            Growth                  85,945       51,555      101          40
            Quantitative Equity    113,101       80,083      216         211
            International           10,648        6,521       59           0
            Government
               Securities          377,317      381,643        0           0
            Municipal Bond           8,054       16,162        0           0


OPTIONS WRITING ACTIVITY
------------------------
     For the year ended December 31, 1997, the number of covered call options written, expired and closed and their related realized gain/(loss) were as follows:

                                                                                         GOVERNMENT
                                             TUDOR                 GROWTH                SECURITIES
                                             -----                 ------                ----------
         ($ in thousands)             NUMBER                  NUMBER                NUMBER
                                       OF       PREMIUMS       OF      PREMIUMS      OF       PREMIUMS
                                    CONTRACTS   RECEIVED    CONTRACTS  RECEIVED   CONTRACTS   RECEIVED
                                    ---------   --------    ---------  --------   ---------   --------

COVERED CALL
    OPTIONS WRITTEN
Contracts Outstanding
December 31, 1996                       150    $    39            90     $   21        0         $ 0
Contracts Written                     7,778      6,479         2,308      2,082       16          43
                                      -----      -----         -----      -----       --          --
                                      7,928      6,518         2,398      2,103       16          43
                                      -----      -----         -----      -----       --          --
CONTRACTS TERMINATED
Expired                               1,082      1,291           652        434        8          20
Exercised                                82         22          --         --          8          23
Closed                                6,764      5,205         1,746      1,669        0           0
                                      -----      -----         -----      -----        -           -
TOTAL CONTRACTS TERMINATED            7,928      6,518         2,398      2,103       16          43
                                      -----      -----         -----      -----       --          --
Contracts Outstanding at
 December 31, 1997                        0    $     0             0     $    0        0         $ 0
          === ====                   ======    =======         =====     ======    =====         ===

COST OF TOTAL CONTRACTS                        $ 7,091                   $2,472               $   23
                                                ------                   ------               ------
REALIZED GAIN/(LOSS) ON CONTRACTS                 (573)                    (369)                  20
                                                ------                   ------               ------
AGGREGATE VALUE OF COLLATERAL                  $     0                   $    0                    0
                                                ------                   ------               ------



WEISS PECK & GREER MUTUAL FUNDS

3 - INVESTMENTS IN RESTRICTED SECURITIES
     Certain of the Funds may from time to time purchase restricted securities.The following are restricted securities and would require registration under the Securities Act of 1933 before they could be offered for public sale in the U.S. Each security is valued under a method approved by the Board of Trustees as reflecting fair value.

                                 Cost     Value Per Unit                   Total Market     Percentage of
                                 Per      at Acquisition  Value Per Unit   Value 12/31/97   Net Assets at
Fund     Security                Unit         Date         at 12/31/97       (000's)           12/31/97
----     --------                ----         ----         -----------       -------           --------
Tudor    Advanced Promotion
          Technologies         $100.00       $73.76           $0.20            $1              0.00%
Tudor    PETsMART Inc.
          6.750% Due 11/1/04    100.00       100.25          104.56         2,614              1.56%
Tudor    Thermoquest Corp.       15.00        14.84           17.22           861              0.51%
Tax Free NCNB Pooled Tax Exempt
 Money     Trust-Texas          100.00       100.00          100.00           650              0.39%
 Market
Growth   Thermoquest Corp.       15.00        14.84           17.22           431              0.92%


4-SECURITIES LENDING (TUDOR, GROWTH, GOVERNMENT SECURITIES)
     At  December  31,  1997,  the  Tudor  Fund  loaned   securities  valued  at
     $15,003,836. For collateral the Tudor Fund received a letter of credit in an amount equal to $15,000,000. On January 2, 1998, the borrowing broker returned securities valued at $470,524 to the Tudor Fund in order for the Fund to have collateral at least equal to the current market value of securities loaned. At December 31, 1997 the Growth Fund loaned securities valued at $4,217,966. For collateral, the Growth Fund received U.S. Government securities in the amount of $4,302,332. During the year the Tudor Fund, Growth Fund and Government Securities Fund earned approximately $43,643, $13,191 and $15,601 in securities lending fees, net of custodian expenses, respectively.

5 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     WPG serves as the Funds' investment adviser. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

         Tudor                 .90% of net assets up to $300  million
                               .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

         Growth and Income     .75% of net assets

         Growth                .75% of net assets

         Quantitative Equity   .75% of net assets

         International         .50% while net assets  under $15  million
                               .85% while net assets $15 to $20 million
                              1.00% while net assets in excess of $20 million

         Government Securities .60% of net assets up to $300 million
                               .55% of net assets $300 million to $500 million .50% of net assets in excess of $500 million continued on next page

WEISS PECK & GREER MUTUAL FUNDS
         continued from previous page

         Municipal Bond          .00% while net assets  under $17  million
                                 .50% while net assets in excess of $17 million

         Government Money Market .50% of net assets up to $500  million
                   &             .45% of net assets $500 million to $1 billion
         Tax Free Money Market   .40% of net assets $1 billion to $1.5 billion
                                 .35% of net assets in excess of $1.5 billion


     Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected Hill Samuel Investment Management Limited ("HSIM"), formerly Lloyds Investment Management Limited, as sub-adviser to the International Fund. Pursuant to a sub-advisory agreement, HSIM has overall responsibility for the management of the
     International Fund's assets invested in non-US securities. Lloyds Investment Management Limited, the parent of HSIM, is a non-managing member of WPG.

     Each Fund has entered into an Administration Agreement with WPG. For the period January 1, 1997 through April 30, 1997 WPG was entitled to receive the following fees based upon a percentage of average daily net assets:
     Tudor .07%, Growth and Income .09%, Growth .02%, Quantitative Equity .02%, International .06% while assets exceed $25 million, Government Securities .03%, Intermediate Municipal Bond .12% while assets exceed $50 million, Government Money Market .06%, and Tax Free Money Market .03%. As of May 1, 1997, WPG is entitled to receive the following fees based upon a percentage of average daily net assets: Tudor .05%, Growth & Income .06%, Growth .08%, Quantitative Equity .05%, Government Securities .05%, Government Money Market .04% and Tax Free Money Market .04%. The fee for International and Municipal Bond have remained the same.

6 - DISTRIBUTION PLAN (GOVERNMENT SECURITIES)
     The Trust has adopted a plan of Distribution  (the "Plan") under Section 12
     (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

     For the year ended December 31, 1997, expenses incurred under the Plan were $378.

     Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

7 - CUSTODIAN FEES
     Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 1997 the Funds' custodian fees and related offset were as follows:

                                          Custodian    Offset
                                             Fee      Credit
                                             ---      ------
        Tudor                              $81,438   $3,438
        Growth and Income                   17,154    2,667
        Growth                              33,307    2,057
        Quantitative Equity                 30,558    3,058
        International                       22,027    3,027

                                                continued on next page

WEISS PECK & GREER MUTUAL FUNDS
         continued from previous page

         Government Securities              23,160    1,660
         Municipal Bond                      4,297    1,528
         Government Money Market            28,810    5,310
         Tax Free Money Market              22,727    9,727


The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with their custodian.

8 - RECLASSIFICATION OF CAPITAL ACCOUNTS

     In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1997, the amounts reclassified were as follows:

                                    Undistributed     Undistributed   Additional
                                    Net Investment    Net Realized     Paid-in
                                        Income           Gains         Surplus
                                        (000's)          (000's)       (000's)
                                        -------          -------       -------

              Tudor                   $ 1,235          $(1,292)         $  57
              Growth and Income           (80)              94              2
              Growth                      344                6           (351)
              Quantitative Equity         --               (23)            23
              International                24              179           (203)
              Government Securities       (61)              61             --


9 - FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
     WPG Tax Free and WPG Municipal Bond have determined that all dividends paid during the year ended December 31, 1997 were paid from investment income and are exempt from Federal income. None of these dividends are subject to the Alternative Minimum Tax.

     The Funds have distributed long-term capital gains to shareholders during the fiscal year ended December 31, 1997 in the following amounts:

                                          28%            20%
                                          ---            ---
                Tudor Fund            $10,350,632   $13,021,763
                Growth & Income         6,163,006     4,922,450
                Growth Fund               765,371     3,930,159
                Quantitative Equity     6,798,497     9,978,356
                International Fund        149,625        61,528


     The percentage of investment company taxable income eligible for the dividends received deduction and for certain corporate shareholders with respect to the fiscal year ended December 31, 1997, is 100% for the Growth and Income Fund and the Quantitative Equity Fund.

WEISS PECK & GREER MUTUAL FUNDS

     The above figures may differ from those cited elsewhere in the report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service (tax) purposes.

10 - SUBSEQUENT EVENT (GOVERNMENT FUND)
     On January 20, 1998, the WPG Government Securities Fund changed its name and investment policies. The new name of the Fund is WPG Core Bond Fund. Prior to this change, the Fund invested at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government with maturities exceeding one year. The new policy, among other things, permits the Fund to invest at least 80% of its assets in debt securities of all types, including U.S. Government Securities and corporate debt securities. In addition, under normal market conditions, the Fund will maintain an average dollar weighted duration of between 3 and 7 years and will limit its investments to investment grade securities.

WEISS, PECK & GREER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS

          (for the years ended December 31 except as indicated in the footnotes)




$ per share


                               NET      TOTAL
                            REALIZED    INCOME
                     NET       AND      (LOSS)  DIVIDENDS  DISTRI-
             NET    INVEST  UNREALIZED   FROM     FROM     BUTIONS
            ASSET    MENT   GAINS OR  INVESTMENT  NET       FROM   TOTAL    CONTRI-
          VALUE AT  INCOME (LOSSES) ON  OPERA-  INVESTMENT CAPITAL DISTRI-  BUTIONS TO
          OF PERIOD (LOSS)  SECURITIES  TIONS    INCOME     GAINS  BUTIONS   CAPITAL
          --------- ------  ----------  -----    ------     -----  -------   -------

TUDOR
1997   $    23.28  $ 0.06   $  2.46   $  2.52   $ 0.00   $ (3.90)  $(3.90)  $  0.00
1996        22.95   (0.14)     4.41      4.27     0.00     (3.94)   (3.94)     0.00
1995        19.34   (0.10)     8.03      7.93     0.00     (4.32)   (4.32)     0.00
1994        23.40   (0.13)    (2.14)    (2.27)    0.00     (1.79)   (1.79)     0.00
1993        24.85   (0.22)     3.51      3.29     0.00     (4.74)   (4.74)     0.00

GROWTH AND INCOME FUND
1997        29.32    0.24     10.30     10.54    (0.24)    (4.51)   (4.75)     0.00
1996        26.02    0.24      6.11      6.35    (0.39)    (2.66)   (3.05)     0.00
1995        21.36    0.51      6.44      6.95    (0.53)    (1.76)   (2.29)     0.00
1994        23.34    0.56     (1.83)    (1.27)   (0.62)    (0.09)   (0.71)     0.00
1993        23.89    0.56      1.71      2.27    (0.89)    (1.93)   (2.82)     0.00

GROWTH
1997       118.47    0.54     10.73     11.27     0.00    (16.00)  (16.00)     0.00
1996       125.17   (0.76)    22.90     22.14     0.00    (28.84)  (28.84)     0.00
1995        94.45   (0.22)    37.70     37.48     0.00     (6.76)   (6.76)     0.00
1994       116.62   (0.29)   (15.96)   (16.25)    0.00     (5.92)   (5.92)     0.00
1993       126.68   (0.78)    19.42     18.64     0.00    (28.70)  (28.70)     0.00

QUANTITATIVE EQUITY FUND
1997         5.89    0.08      1.42      1.50    (0.08)    (1.47)   (1.55)     0.00
1996         6.85    0.16      1.13      1.29    (0.15)    (2.10)   (2.25)     0.00
1995         5.44    0.13      1.70      1.83    (0.12)    (0.30)   (0.42)     0.00
1994         5.58    0.13     (0.11)     0.02    (0.11)    (0.05)   (0.16)     0.00
1993         5.00    0.08      0.62      0.70    (0.08)    (0.04)   (0.12)     0.00

INTERNATIONAL
1997        10.29    0.01      0.29      0.30    (0.01)    (0.43)   (0.44)     0.00
1996        11.01   (0.07)     0.57      0.50    (0.04)    (1.18)   (1.22)     0.00
1995        10.93    0.04      1.15      1.19    (0.15)    (0.96)   (1.11)     0.00
1994        11.72    0.01     (0.75)    (0.74)    0.00     (0.05)   (0.05)     0.00
1993         8.54   (0.02)     3.20      3.18     0.00      0.00     0.00      0.00



                                                                                   ratios

                   NET                      NET                                                     AVERAGE
                  ASSET                    ASSETS AT    RATIO OF        RATIO OF                    COMMISS-
                 VALUE AT                   END OF      EXPENSES      NET INCOME     PORTFOLIO        ION
                 END OF          TOTAL     PERIOD       TO AVERAGE    TO AVERAGE     TURNOVER         PER
                 PERIOD          RETURN    (OOO'S)      NET ASSETS    NET ASSETS       RATE          SHARE
                 ------          ------    -------      ----------    ----------       ----          -----
TUDOR
1997          $     21.90        11.11%    $166,459         1.24        (0.44%)      106.3%          $0.0600
1996                23.28        18.82      181,370         1.25        (0.57)       105.4            0.0580
1995                22.95        41.18      165,534         1.30        (0.47)       123.1            N/A
1994                19.34        (9.81)     144,207         1.28        (0.62)       109.1            N/A
1993                23.40        13.38      242,067         1.25        (0.76)       118.2            N/A

GROWTH AND INCOME
1997                35.11        36.27      117,146         1.06         0.88         69.6            0.0620
1996                29.32        24.42       82,937         1.15         1.50         75.8            0.0620
1995                26.02        32.73       67,357         1.22         2.10         79.4            N/A
1994                21.36        (5.47)      61,045         1.23         2.49         71.9            N/A
1993                23.34         9.53       62,714         1.26         2.15         86.4            N/A

GROWTH
1997               113.74         9.67       46,557         1.12        (0.12)        84.3            0.0540
1996               118.47        17.99       62,839         1.08        (0.07)       122.4            0.0640
1995               125.17        39.72       60,453         1.07        (0.21)       119.0            N/A
1994                94.45       (14.03)      87,942         0.95        (0.27)        99.3            N/A
1993               116.62        14.87      169,302         0.98        (0.54)       126.6            N/A

QUANTITATIVE EQUITY FUND
1997                 5.84        25.47       96,055         1.03         1.03         77.7            0.0540
1996                 5.89        18.51      102,450         0.95         1.52         60.8            0.0340
1995                 6.85        33.37      133,201         1.00         2.00         26.1            N/A
1994                 5.44         0.34       73,484         1.14         2.36         46.8            N/A
1993                 5.58        13.90       46,921         1.32         2.01         20.6            N/A

INTERNATIONAL
1997                10.15         2.89        8,555         1.89         0.02         55.1            0.0270
1996                10.29         4.64       13,161         1.71         0.31         85.2            0.0190
1995                11.01        10.92       14,194         1.74         0.39         55.9            N/A
1994                10.93        (6.32)      17,102         1.95         0.12         69.8            N/A
1993                11.72        37.24       15,996         2.12        (0.13)        75.9            N/A


WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

 (for the years ended December 31 except as indicated in the footnotes)


$ PER SHARE




                                 NET       TOTAL
                              REALIZED    INCOME
                       NET       AND      (LOSS)   DIVIDENDS  DISTRI-                        NET                   NET
             NET      INVEST  UNREALIZED   FROM     FROM      BUTIONS                       ASSET                ASSETS
            ASSET     MENT    GAINS OR   INVESTMENT  NET       FROM      TOTAL    CONTRI-  VALUE AT              END OF
          VALUE AT    INCOME (LOSSES) ON   OPERA-  INVESTMENT CAPITAL    DISTRI-  BUTIONS TO END OF   TOTAL      PERIOD
          OF PERIOD  (LOSS)  SECURITIES    TIONS    INCOME     GAINS     BUTIONS  CAPITAL   PERIOD    RETURN     ($000'S)
          ---------  ------  ----------    -----    ------     -----    -------   -------  -------    ------     -------


GOVERNMENT SECURITIES
1997       $9.19      $0.51      $0.15      $0.66   $(0.51)    $0.00      $(0.51)  $0.00    $ 9.34     7.37%    $108,443
1996        9.38       0.64      (0.29)      0.35    (0.54)     0.00       (0.54)   0.00      9.19     3.85      120,804
1995        8.83       0.60       0.54       1.14    (0.59)     0.00       (0.59)   0.00      9.38    13.25      171,578
1994       10.37       0.68      (1.56)     (0.88)   (0.64)    (0.02)      (0.66)   0.00      8.83    (8.70)     216,364
1993       10.38       0.79       0.14       0.93    (0.79)    (0.15)      (0.94)   0.00     10.37     8.96      334,904

INTERMEDIATE MUNICIPAL BOND
1997       10.14       0.47       0.31       0.78    (0.47)     0.00       (0.47)   0.00     10.45     7.85       23,508
1996       10.20       0.48      (0.06)      0.42    (0.48)     0.00       (0.48)   0.00     10.14     4.20       15,214
1995        9.51       0.44       0.69       1.13    (0.44)     0.00       (0.44)   0.00     10.20    12.05       12,730
1994       10.15       0.41      (0.64)     (0.23)   (0.41)     0.00       (0.41)   0.00      9.51    (2.29)      14,005
1993*      10.00       0.19       0.15       0.34    (0.19)     0.00       (0.19)   0.00     10.15     3.48       12,334

GOVERNMENT MONEY MARKET
1997       1.00        0.05       0.00       0.05    (0.05)     0.00       (0.05)   0.00     1.00      4.76      207,817
1996       1.00        0.04       0.00       0.04    (0.04)     0.00       (0.04)   0.00     1.00      4.56      152,786
1995       1.00        0.05       0.00       0.05    (0.05)     0.00       (0.05)   0.00     1.00      5.16      131,210
1994       1.00        0.04      (0.01)      0.03    (0.04)     0.00       (0.04)   0.01     1.00      3.58      188,197
1993       1.00        0.03       0.00       0.03    (0.03)     0.00       (0.03)   0.00     1.00      2.80      140,926

TAX FREE MONEY MARKET
1997       1.00        0.03       0.00       0.03    (0.03)     0.00       (0.03)   0.00     1.00      3.23      130,083
1996       1.00        0.03       0.00       0.03    (0.03)     0.00       (0.03)   0.00     1.00      3.14      117,423
1995       1.00        0.04       0.00       0.04    (0.04)     0.00       (0.04)   0.00     1.00      3.63      121,754
1994       1.00        0.03       0.00       0.03    (0.03)     0.00       (0.03)   0.00     1.00      2.61      152,501
1993       1.00        0.02       0.00       0.02    (0.02)     0.00       (0.02)   0.00     1.00      2.32      136,889



                              RATIOS
                                                         AVERAGE
             RATIO OF       RATIO OF                    COMMISS-
             EXPENSES      NET INCOME     PORTFOLIO        ION
             TO AVERAGE    TO AVERAGE     TURNOVER         PER
             NET ASSETS    NET ASSETS       RATE          SHARE
             ----------    ----------       ----          -----

GOVERNMENT SECURITIES
1997            0.86%A       5.56%         330.3%        N/A
1996            0.81         5.87          333.1         N/A
1995            0.82         6.52          375.0         N/A
1994            0.80         7.18          115.9         N/A
1993            0.81         7.43           97.5         N/A

INTERMEDIATE MUNICIPAL BOND
1997            0.85         4.55           39.8         N/A
1996            0.85         4.72           44.4         N/A
1995            0.85         4.38           51.2         N/A
1994            0.85         4.20           30.9         N/A
1993            0.84 B       3.86 B         17.0 B       N/A

GOVERNMENT MONEY MARKET
1997            0.81         4.68           N/A          N/A
1996            0.83         4.48           N/A          N/A
1995            0.82         5.06           N/A          N/A
1994            0.80         3.54           N/A          N/A
1993            0.81         2.75           N/A          N/A

TAX FREE MONEY MARKET
1997            0.74         3.17           N/A          N/A
1996            0.72         3.10           N/A          N/A
1995            0.76         3.56           N/A          N/A
1994            0.73         2.59           N/A          N/A
1993            0.74         2.29           N/A          N/A



*  From July 1, 1993 (commencement of operations) to December 31, 1993.
A Effective January 1, 1998 WPG has voluntarily agreed to limit the total expenses of the Fund to 0.50% of average daily net assets.
B  Annualized

WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

          (For the years ended December 31 except as indicated in the footnotes)




The Adviser agreed to reimburse other operating expenses and not to its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the net investment income/(loss) per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been:


                                                           RATIO OF
                                                              NET
                                        RATIO OF          INVESTMENT
                                        EXPENSES            INCOME
                                        TO AVERAGE        TO AVERAGE
                                        NET ASSETS        NET ASSETS
                                        ----------        ----------
          GROWTH
                    1995                   1.08%              (0.21%)
          QUANTITATIVE EQUITY
                    1993                   1.41%               1.92%
          INTERNATIONAL
                    1997                   1.92%              (0.01%)
                    1996                   1.76%               0.26%
                    1995                   1.76%               0.39%
                    1994                   2.35%              (0.28%)
                    1993                   2.89%              (0.64%)
          INTERMEDIATE MUNICIPAL BOND
                    1997                   1.15%               4.25%
                    1996                   1.01%               4.56%
                    1995                   0.97%               4.25%
                    1994                   1.45%               3.60%
                    1993*                  2.00% A             2.70% A

For the Tudor, Growth and Income, Quantitative Equity, Government Securities, Municipal Bond, Government Money Market and Tax Free Money Market Funds the custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. For the Growth Fund the custody fee earnings credit had an effect of less than 0.01% on the above ratios for 1996 and 1997.

Notes:
* From July 1, 1993 (commencement of operations) to December 31, 1993

A Annualized

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of:

     WPG TUDOR FUND
     WPG GROWTH AND INCOME FUND
     WPG GROWTH FUND
     WPG QUANTITATIVE EQUITY FUND
     WEISS, PECK & GREER INTERNATIONAL FUND
     WPG GOVERNMENT SECURITIES FUND
     WPG INTERMEDIATE MUNICIPAL BOND FUND
     WPG GOVERNMENT MONEY MARKET FUND
     WPG TAX FREE MONEY MARKET FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods indicated on pages 48 through 50. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
New York, New York
January 19, 1998

                              WEISS, PECK & GREER

                     ONE NEW YORK PLAZA, NEW YORK, NY 10004




INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.            William B. Ross
Lawrence J. Israel                  Harvey E. Sampson
Graham E. Jones                     Robert A. Straniere
Paul Meek

OFFICERS
ROGER J. WEISS
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund
ADAM STARR
  President - WPG Tudor Fund, WPG Growth Fund
JAY C. NADEL
  Executive Vice President and Secretary - all funds
FRANCIS H. POWERS
  Executive Vice President and Treasurer - all funds
JOSEPH J. REARDON
  Vice President - all funds
JOSEPH PARASCONDOLA
  Assistant Vice President - all funds
A. ROY KNUTSEN
  President - WPG Growth and Income Fund
DANIEL S. VANDIVORT
  President - WPG Funds Trust
DANIEL CARDELL
  Vice President - WPG Quantitative Equity Fund
R. SCOTT RICHTER
  Vice President - WPG Intermediate Municipal  Bond Fund
JANET A. FIORENZA
 Vice President - WPG Tax Free Money Market Fund
S. BLAKE MILLER
  Vice President - WPG Intermediate Municipal Bond Fund

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
4400 Computer Drive
Westboro, MA 01581-5120

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, NY  10154



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.